UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-021979

Nuveen Investment Trust V

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark J. Czarniecki

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: March 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds
31 March 2021
Nuveen Taxable Fixed
Income Fund
Fund Name	Class A	Class C	Class R6	Class I
Nuveen NWQ Flexible Income Fund	NWQAX	NWQCX	NQWFX	NWQIX
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

3

Chair’s Letter to Shareholders
Dear Shareholders,
More than a year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020: a year of global economic recession, financial market turbulence and some immeasurable losses. A year later the health crisis persists but the widespread distribution of vaccines in the U.S. is enabling us to look forward to what our “new normal” might be. In the meantime, extraordinary economic interventions by governments and central banks around the world are helping to bridge the gap.
With vaccine progress and economic stimulus beginning to provide real benefits to the global economy, markets are anticipating a strong rebound in growth, especially in the U.S. To extend relief programs enacted earlier in the crisis, the U.S. government passed $900 billion in aid to individuals and businesses in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021 providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. Additional stimulus proposals are set to be discussed in Congress. The U.S. Federal Reserve, along with other central banks around the world, has pledged to keep monetary conditions accommodative for as long as necessary, as they consider the recent increase in inflation risks as transitory.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. COVID-19 cases are still elevated in some regions, as more virulent strains have spread and vaccination rollouts have been uneven around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored. Achieving sufficient inoculation of the population depends on many variables, including logistics, public confidence, real-world efficacy and the emergence of variant virus strains, as well as whether young children can safely and effectively be vaccinated. In the U.S., the recent slowdown in vaccine demand is prompting a shift from mass distribution to outreach. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
If you have concerns about what’s coming next, it can be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
May 24, 2021

4

Portfolio Managers’
Comments
Nuveen NWQ Flexible Income Fund
The Nuveen NWQ Flexible Income Fund features portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. Thomas J. Ray, CFA, and Susi Budiman, CFA, FRM, are the portfolio managers for the Fund.
Here the portfolio management team discusses key investment strategies and the performance of the Fund for the six-month reporting period March 31, 2021.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
Vaccination progress across Western countries has been encouraging for the markets, although the spread of new variants of the COVID-19 coronavirus is being closely watched. The vaccine rollouts have also been slower than expected in some regions while the momentum is slowing in the U.S. Nevertheless, there are more vaccines still in development, some of which have announced positive trial results, vaccine trials have begun for children and governments are looking to adjust rollout plans to speed distribution.
After moderating in late 2020, the U.S. economic recovery reaccelerated in early 2021 as vaccinations, reopening and federal stimulus checks encouraged consumer spending. Pledges from central banks and governments to sustain the recovery with policy support are underpinning positive economic outlooks for the full year and beyond. The U.S. government approved a $900 billion relief package in late December 2020 and followed with another $1.9 trillion stimulus plan in March 2021. The Biden administration has proposed a $2 trillion infrastructure improvement plan and a $1.8 trillion families plan investing in education, child care, paid family leave and other support, although the specifics of both proposals are expected to be highly debated in Congress.
Markets rallied on optimism for normalization in daily life and in the economy, furthering the recovery from the March 2020 sell-off. Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® Index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shut-downs across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.
Nuveen Fund Advisors, LLC, and the portfolio management teams are monitoring the situation carefully and managing the Fund to best pursue investment objectives while mitigating risks through all market environments.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national ratings agencies.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
How did the Fund perform during the six-month reporting period ended March 31, 2021?
The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for each share class of the Fund for the period ended March 31, 2021. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV).
During the six-month reporting period, the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, the ICE BofA US 50% Corporate & 50% High Yield Index but underperformed the Lipper classification average. A more detailed discussion of the Fund’s performance is provided later in this report.
For the purposes of this Performance Commentary, the references to relative performance are in comparison to the ICE BofA US 50% Corporate & 50% High Yield Index.
What strategies were used to manage the Fund during the six-month reporting period ended March 31, 2021 and how did these strategies influence performance?
The Fund seeks to provide current income and positive risk-adjusted capital appreciation by investing in corporate securities across the capital structure based on the team’s assessment of relative value and risk. The Fund invests at least 80% of its net assets and in- come producing securities and 65% of its net assets in preferred and debt securities. Securities in which the Fund invests include investment grade and high yield corporate debt securities, preferred securities, convertible debt securities, and common stock securities. The Fund may invest without limit in below investment grade securities, commonly referred to as high yield or junk bonds, but cannot hold any securities rated below B at time of purchase. The Fund may invest up to 35% in equity securities. The Fund may invest up to a maximum of 50% in non-U.S. companies that are U.S. dollar denominated securities.
The Fund seeks to achieve its investment objectives by investing in undervalued securities with attractive investment characteristics such as yield and total return potential. The Fund’s portfolio is actively managed by NWQ and has the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team employs a bottom-up, fundamental approach to security selection and portfolio construction in which all securities within a selected company’s capital structure are evaluated to determine the portfolio investment that may offer the most favorable risk-adjusted return potential when accounting for factors such as yield, seniority, and liquidity. The Fund’s portfolio is constructed with an emphasis on maintaining a sustainable level of income and an overall analysis for potential downside protection characteristics.
The Fund previously had a policy requiring it to concentrate (i.e., invest a minimum of 25% of its assets) in securities of financial services companies. Amid the unprecedented market volatility in the first quarter of 2020, the Fund’s investments in financial services companies declined below 25% as a result of market movements. In response to this market volatility, the Fund adopted a temporary defensive position, temporarily permitting the Fund’s portfolio managers to allocate to cash and short-term securities for purposes of complying with the Fund’s concentration policy, which remained in place through the end of the reporting period. Effective November 17, 2020, the Fund is no longer required to concentrate its investments in financial services companies and is not permitted to in- vest more than 25% of its assets in financial services companies or any other particular industry.
During the reporting period, risk assets rose as the prospects for strong earnings and economic growth, an accelerated vaccination program and massive fiscal stimulus drove markets higher, despite fears surrounding rising bond yields and potential inflation. Credit spreads tightened, with investment grade and high yield bonds providing excess returns over government bonds, which were hurt by rising interest rates. The broader equity market meaningfully appreciated as the S&P 500® Index climbed to new highs, while preferred stock and convertible bond markets also benefited from the market rally. The reporting period witnessed a continued rally in the cyclical segments of the market most geared to an economic recovery such as energy, financials, and industrials, aided by improving macroeconomic fundamentals, strong earnings revisions and momentum and rising interest rates.
6

At the end of the reporting period, the Fund had approximately 36.4% in high yield corporate bonds, 27.4% in investment grade corporate bonds, 14.2% in preferred stock, 12.2% in convertible bonds and 8.4% in common stock. All asset classes the Fund invested in experienced positive absolute returns during the reporting period. As a bottom-up, fundamentally driven and high-conviction strategy, the Fund employs a benchmark agnostic approach towards portfolio construction. For the purposes of this Performance Commentary, the references to relative performance are in comparison to the ICE BofA US 50% Corporate & 50% High Yield Index (50/50 Index).
The Fund’s investments in high yield corporate bonds, convertible bonds, preferred stock, and common stock all contributed to relative performance and drove the Fund’s outperformance versus the 50/50 Index. Security selection in the Fund’s high yield corporate bond exposure was a primary driver of the positive relative performance, as well as non-benchmark exposure to convertible bonds, preferred stock and common stock, which all outperformed amid the risk-on rally in the markets.
Top contributors to the Fund’s relative performance included Avantor Inc. convertible preferred, L Brands high yield senior note, and Change Healthcare, Inc. mandatory convertible preferred. Avantor Inc. 6.25% 05/15/22 convertible preferred was boosted by positive news related to its exposure to COVID-19 vaccine production. NWQ believes Avantor will continue to generate solid free cash flow as the company enjoys high levels of recurring revenue, low customer concentration and proprietary branded services and products. L Brands, Inc. 6.875% 11/01/35 high yield senior note appreciated on better than expected quarterly results. Bath & Body Works, an L Brands brand, saw sales improve during the quarter on the back of robust online sales growth. Cost cutting measures, which included decreases in promotional activities and overhead, helped by increasing margins. Increased consumer demand for soaps and hand sanitizers, as well as a shift from spending on travel to home goods, led to stronger earnings for the company. Despite cash burn this year, NWQ believes L Brands maintains sufficient liquidity to support business and financing needs moving into 2021. Finally, Change Healthcare, Inc. 6% 6/30/2022 mandatory convertible preferred benefited from news that UnitedHealth agreed to acquire Change Healthcare for $25.75 per share in cash. At the time, this represented a 41% premium or a take-out price around 12x EBITDA (Earnings Before Interest, Taxes, Depreciation, and Amortization) with the deal expected to close in the second half of 2021. The convertible preferred has benefited from the transaction and resulting run up in the underlying equity
While the Fund’s exposure in investment grade corporate bonds experienced positive returns and contributed to absolute performance, it was a detractor from relative performance as it underperformed the 50/50 Index. A top detractor from relative performance was Air Products & Chemicals 2.8% 05/15/50 investment grade senior note. Air Products & Chemicals makes industrial gases as well as a variety of polymer and performance chemicals. NWQ views the company as having a resilient business model, which was displayed in Fiscal Year 2020 results with sales flat and EBITDA up +4% compared to 2019. While the bonds experienced a near-term correction, NWQ continues to believe they remain attractive despite the underperformance, which is attributed largely to the move up in rates, given the longer-term duration of the bonds.
7

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt and fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk and adverse economic developments. Concentration in the financial services sector may involve greater exposure to adverse economic or regulatory occurrences. Equity investments such as those held by the Fund, are subject to market risk, common stock risk, covered call risk, short sale risk and derivatives risk.
Dividend Information
The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.
8

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursement, if any). The expense ratios include management fees and other fees and expenses. Refer to the Financial Highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
9

Fund Performance and Expense Ratios (continued)
Nuveen NWQ Flexible Income Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of March 31, 2021*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	12/09/09	4.95%	19.83%	6.64%	6.36%	1.04%	0.96%
Class A Shares at maximum Offering Price	12/09/09	(0.03)%	14.14%	5.61%	5.85%	-	-
Bloomberg Barclays U.S. Aggregate Bond Index	-	(2.73)%	0.71%	3.10%	3.44%	-	-
ICE BofA Fixed Rate Preferred Securities Index	-	3.47%	16.09%	5.82%	6.30%	-	-
ICE BofA U.S. 50% Corporate & 50% High Yield Index	-	2.82%	16.17%	6.46%	5.71%	-	-
Lipper Flexible Income Funds Classification Average	-	6.11%	22.63%	5.77%	5.53%	-	-
Class C Shares	12/09/09	4.57%	18.94%	5.84%	5.73%	1.79%	1.71%
Class I Shares	12/09/09	5.12%	20.16%	6.91%	6.64%	0.79%	0.71%

	Total Returns as of March 31, 2021*
		Cumulative	Average Annual		Expense Ratios**
	Inception Date	6-Month	1-Year	Since Inception	Gross	Net
Class R6 Shares	6/30/16	5.14%	20.20%	6.64%	0.72%	0.64%
*       Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight year conversion to Class A Shares within such periods. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**       The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2022, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% (1.25% after July 31, 2022) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2022, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
10

Yields    as of March 31, 2021
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7  –  Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
Nuveen NWQ Flexible Income Fund
	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	4.04%	3.45%	4.54%	4.48%
SEC 30-Day Yield - Subsidized	2.83%	2.22%	3.30%	3.22%
SEC 30-Day Yield - Unsubsidized	2.77%	2.16%	3.23%	3.16%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
11

Holding Summaries    as of March 31, 2021
This data relates to the securities held in the Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Nuveen NWQ Flexible Income Fund
Fund Allocation (% of net assets)
Corporate Bonds	56.4%
$1,000 Par (or similar) Institutional Preferred	14.2%
Common Stocks	8.4%
Convertible Preferred Securities	8.2%
$25 Par (or similar) Retail Preferred	6.4%
Structured Notes	2.6%
Convertible Bonds	1.3%
Investments Purchased with Collateral from Securities Lending	2.6%
Repurchase Agreements	1.9%
Other Assets Less Liabilities	(2.0)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Bristol-Myers Squibb Co	1.0%
NextEra Energy Partners LP	0.5%
Entergy Corp	0.5%
GlaxoSmithKline PLC	0.5%
Cisco Systems Inc/Delaware	0.5%
Portfolio Composition (% of net assets)
Banks	9.1%
Media	7.5%
Electric Utilities	6.4%
Semiconductors & Semiconductor Equipment	5.1%
Technology Hardware, Storage & Peripherals	4.9%
Health Care Providers & Services	4.7%
Machinery	3.4%
Multi-Utilities	3.2%
Automobiles	3.2%
Oil, Gas & Consumable Fuels	2.6%
Chemicals	2.5%
Pharmaceuticals	2.5%
Consumer Finance	2.4%
Insurance	2.4%
Capital Markets	2.1%
Food & Staples Retailing	2.0%
Auto Components	1.9%
Life Sciences Tools & Services	1.9%
Equity Real Estate Investment Trust	1.7%
Software	1.6%
Food Products	1.5%
Hotels, Restaurants & Leisure	1.5%
Diversified Telecommunication Services	1.5%
Other [1]	19.3%
Structured Notes	2.6%
Investments Purchased with Collateral from Securities Lending	2.6%
Repurchase Agreements	1.9%
Other Assets Less Liabilities	(2.0)%
Net Assets	100%
Bond Credit Quality (% of total investment exposure)
A	5.1%
BBB	41.6%
BB or Lower	46.0%
N/R (not rated)	7.3%
Total	100%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
12

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2021.
The beginning of the period is October 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen NWQ Flexible Income Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,049.51	$1,045.69	$1,051.35	$1,051.21
Expenses Incurred During the Period	$ 4.91	$ 8.72	$ 3.32	$ 3.63
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.14	$1,016.40	$1,021.69	$1,021.39
Expenses Incurred During the Period	$ 4.84	$ 8.60	$ 3.28	$ 3.58
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 0.96%, 1.71%, 0.65%, and 0.71% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
13

Nuveen NWQ Flexible Income Fund
Portfolio of Investments    March 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 97.5%
	CORPORATE BONDS – 56.4%
	Auto Components – 0.9%
$ 8,595	American Axle & Manufacturing Inc, (3)	6.250%	4/01/25	B	$8,852,850
4,265	American Axle & Manufacturing Inc, (3)	6.500%	4/01/27	B	4,424,938
2,000	Dana Financing Luxembourg Sarl, 144A	5.750%	4/15/25	BB+	2,057,500
14,860	Total Auto Components				15,335,288
	Automobiles – 2.7%
10,810	Ford Motor Co	8.500%	4/21/23	BB+	12,053,150
4,310	Ford Motor Co	9.000%	4/22/25	BB+	5,219,906
5,550	General Motors Co	5.400%	10/02/23	BBB	6,026,315
17,630	General Motors Co	6.600%	4/01/36	BBB	22,882,590
38,300	Total Automobiles				46,181,961
	Banks – 0.3%
4,650	CIT Group Inc	5.000%	8/01/23	BBB-	5,045,250
	Beverages – 0.9%
3,225	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc	4.900%	2/01/46	BBB+	3,852,404
10,560	Anheuser-Busch InBev Finance Inc	4.900%	2/01/46	BBB+	12,253,618
13,785	Total Beverages				16,106,022
	Biotechnology – 0.5%
8,760	Emergent BioSolutions Inc, 144A	3.875%	8/15/28	BB-	8,562,900
	Capital Markets – 0.9%
6,060	Donnelley Financial Solutions Inc	8.250%	10/15/24	B+	6,317,550
1,585	Morgan Stanley, (3)	5.875%	3/15/70	Baa3	1,783,125
5,990	Raymond James Financial Inc	4.950%	7/15/46	A-	7,341,935
13,635	Total Capital Markets				15,442,610
	Chemicals – 2.5%
9,210	Air Products and Chemicals Inc	2.800%	5/15/50	A	8,521,579
9,000	Ashland LLC	6.875%	5/15/43	BB+	11,250,000
1,106	Blue Cube Spinco LLC	10.000%	10/15/25	BB-	1,166,830
21,689	Trinseo Materials Operating SCA / Trinseo Materials Finance Inc, 144A	5.375%	9/01/25	B	22,294,123
41,005	Total Chemicals				43,232,532
	Communications Equipment – 0.8%
4,925	Viasat Inc, 144A	5.625%	9/15/25	BB-	5,006,066
14

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Communications Equipment (continued)
$ 9,200	Viasat Inc, 144A	5.625%	4/15/27	BB+	$ 9,650,018
14,125	Total Communications Equipment				14,656,084
	Consumer Finance – 0.6%
9,289	Ally Financial Inc	5.750%	11/20/25	BB+	10,553,022
	Containers & Packaging – 1.2%
16,875	Sealed Air Corp, 144A	6.875%	7/15/33	BB+	20,765,194
	Diversified Telecommunication Services – 1.2%
2,825	Embarq Corp	7.995%	6/01/36	BB	3,254,993
11,707	GCI LLC, 144A	4.750%	10/15/28	B-	11,985,041
5,567	Lumen Technologies Inc	7.650%	3/15/42	BB	6,332,463
20,099	Total Diversified Telecommunication Services				21,572,497
	Electric Utilities – 1.5%
7,400	Edison International	5.750%	6/15/27	BBB-	8,632,481
3,875	PG&E Corp, (4)	5.250%	7/01/30	BB	4,107,500
12,425	Vistra Operations Co LLC, 144A	5.000%	7/31/27	BB+	12,797,998
23,700	Total Electric Utilities				25,537,979
	Electronic Equipment, Instruments & Components – 0.5%
8,665	Itron Inc, 144A	5.000%	1/15/26	BB-	8,877,293
	Entertainment – 0.5%
6,875	Liberty Interactive LLC	8.500%	7/15/29	BB	7,837,500
	Equity Real Estate Investment Trust – 1.0%
6,805	Crown Castle International Corp	3.300%	7/01/30	BBB+	7,123,105
10,400	Office Properties Income Trust	4.500%	2/01/25	BBB-	10,939,864
17,205	Total Equity Real Estate Investment Trust				18,062,969
	Food & Staples Retailing – 1.6%
17,389	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC, 144A	7.500%	3/15/26	BB-	19,208,150
7,885	SEG Holding LLC / SEG Finance Corp, 144A	5.625%	10/15/28	B+	8,259,538
25,274	Total Food & Staples Retailing				27,467,688
	Health Care Providers & Services – 4.5%
18,660	Centene Corp, 144A	5.375%	6/01/26	BBB-	19,512,762
9,025	Centene Corp	4.625%	12/15/29	BBB-	9,767,803
1,148	Encompass Health Corp	5.750%	9/15/25	B+	1,185,884
4,425	Encompass Health Corp	4.750%	2/01/30	B+	4,552,002
2,900	Encompass Health Corp	4.625%	4/01/31	B+	3,001,500
5,750	HCA Inc	5.875%	5/01/23	Ba2	6,260,744
7,300	HCA Inc	5.125%	6/15/39	BBB-	8,767,411
16,202	MEDNAX Inc, 144A	6.250%	1/15/27	B+	17,324,798
15

Nuveen NWQ Flexible Income Fund (continued)
Portfolio of Investments    March 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Health Care Providers & Services (continued)
$ 5,145	Molina Healthcare Inc, 144A	3.875%	11/15/30	BB-	$5,292,919
1,475	Tenet Healthcare Corp, 144A	7.500%	4/01/25	BB-	1,592,513
72,030	Total Health Care Providers & Services				77,258,336
	Hotels, Restaurants & Leisure – 1.2%
17,725	McDonald's Corp	4.875%	12/09/45	BBB+	21,456,824
	Interactive Media & Services – 0.6%
10,305	TripAdvisor Inc, 144A	7.000%	7/15/25	BB-	11,144,858
	IT Services – 0.5%
8,300	Alliance Data Systems Corp, 144A	4.750%	12/15/24	N/R	8,517,875
	Life Sciences Tools & Services – 0.6%
9,875	Avantor Funding Inc, 144A	4.625%	7/15/28	BB	10,313,055
	Machinery – 3.4%
6,105	ATS Automation Tooling Systems Inc, 144A	4.125%	12/15/28	B+	6,051,581
14,525	Dana Financing Luxembourg Sarl, 144A	6.500%	6/01/26	BB+	15,069,687
11,020	Harsco Corp, 144A	5.750%	7/31/27	B+	11,281,725
11,630	Stevens Holding Co Inc, 144A	6.125%	10/01/26	B+	12,473,175
12,789	Terex Corp, 144A	5.625%	2/01/25	BB-	13,148,755
56,069	Total Machinery				58,024,923
	Media – 6.6%
13,446	Altice Financing SA, 144A	7.500%	5/15/26	B	14,051,070
7,650	CCO Holdings LLC / CCO Holdings Capital Corp, 144A	5.125%	5/01/27	BB	8,088,460
13,125	Charter Communications Operating LLC / Charter Communications Operating Capital	6.484%	10/23/45	BBB-	17,088,898
7,200	DISH DBS Corp	6.750%	6/01/21	B2	7,257,600
8,360	DISH DBS Corp	7.750%	7/01/26	B2	9,227,225
18,324	Nexstar Broadcasting Inc, 144A	5.625%	7/15/27	B	19,205,751
4,350	Nexstar Broadcasting Inc, 144A	4.750%	11/01/28	B	4,395,827
24,804	ViacomCBS Inc	6.875%	4/30/36	BBB	34,184,577
97,259	Total Media				113,499,408
	Metals & Mining – 1.4%
6,600	ArcelorMittal SA	7.250%	10/15/39	BBB-	9,035,400
3,375	Constellium SE, 144A	3.750%	4/15/29	B	3,226,770
8,600	Southern Copper Corp	5.875%	4/23/45	BBB+	11,250,439
18,575	Total Metals & Mining				23,512,609
	Mortgage Real Estate Investment Trust – 1.0%
12,305	HAT Holdings I LLC / HAT Holdings II LLC, 144A	5.250%	7/15/24	BB+	12,704,913
16

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Mortgage Real Estate Investment Trust (continued)
$ 3,850	HAT Holdings I LLC / HAT Holdings II LLC, 144A	6.000%	4/15/25	BB+	$ 4,061,750
16,155	Total Mortgage Real Estate Investment Trust				16,766,663
	Multiline Retail – 1.4%
6,650	Nordstrom Inc, 144A	8.750%	5/15/25	Baa2	7,526,234
16,319	Nordstrom Inc	5.000%	1/15/44	Baa3	15,849,992
22,969	Total Multiline Retail				23,376,226
	Multi-Utilities – 0.4%
6,425	Consolidated Edison Co of New York Inc	3.950%	4/01/50	A-	6,969,660
	Oil, Gas & Consumable Fuels – 1.8%
4,650	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	BBB-	5,317,828
14,425	Enviva Partners LP / Enviva Partners Finance Corp, 144A	6.500%	1/15/26	BB-	15,110,187
9,939	Phillips 66	4.650%	11/15/34	A3	11,382,196
29,014	Total Oil, Gas & Consumable Fuels				31,810,211
	Pharmaceuticals – 0.5%
6,975	Bristol-Myers Squibb Co	3.900%	2/20/28	A+	7,846,140
	Real Estate Management & Development – 0.5%
8,306	Greystar Real Estate Partners LLC, 144A	5.750%	12/01/25	B+	8,534,415
	Road & Rail – 1.0%
15,229	XPO CNW Inc	6.700%	5/01/34	B+	17,999,917
	Semiconductors & Semiconductor Equipment – 3.8%
19,258	Amkor Technology Inc, 144A	6.625%	9/15/27	BB	20,846,785
7,050	Broadcom Corp / Broadcom Cayman Finance Ltd	3.875%	1/15/27	BBB-	7,655,631
16,870	Broadcom Inc	4.750%	4/15/29	BBB-	18,968,276
7,250	Entegris Inc, 144A	4.375%	4/15/28	BB	7,475,837
8,450	Lam Research Corp	4.875%	3/15/49	A-	10,888,032
58,878	Total Semiconductors & Semiconductor Equipment				65,834,561
	Software – 1.6%
7,800	SS&C Technologies Inc, 144A	5.500%	9/30/27	B+	8,307,390
16,900	VMware Inc	4.700%	5/15/30	Baa2	19,480,292
24,700	Total Software				27,787,682
	Specialty Retail – 1.0%
14,181	L Brands Inc	6.875%	11/01/35	BB-	16,900,774
	Technology Hardware, Storage & Peripherals – 4.9%
10,170	Dell International LLC / EMC Corp, 144A	6.020%	6/15/26	BBB-	12,039,723
33,369	Hewlett Packard Enterprise Co	6.350%	10/15/45	BBB+	43,473,722
8,269	NCR Corp, 144A	5.250%	10/01/30	BB-	8,373,396
17

Nuveen NWQ Flexible Income Fund (continued)
Portfolio of Investments    March 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Technology Hardware, Storage & Peripherals (continued)
$ 9,529	Seagate HDD Cayman	4.875%	6/01/27	BB+	$10,469,989
10,335	Seagate HDD Cayman, 144A	4.091%	6/01/29	BB+	10,531,623
71,672	Total Technology Hardware, Storage & Peripherals				84,888,453
	Tobacco – 0.9%
12,625	Altria Group Inc	5.800%	2/14/39	A3	15,406,023
	Trading Companies & Distributors – 1.2%
12,600	Ashtead Capital Inc, 144A	4.000%	5/01/28	BBB-	13,162,464
4,875	United Rentals North America Inc	5.250%	1/15/30	BB	5,290,837
1,775	United Rentals North America Inc	3.875%	2/15/31	BB	1,783,875
19,250	Total Trading Companies & Distributors				20,237,176
$ 873,619	Total Corporate Bonds (cost $934,443,190)				973,322,578

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 14.2%
	Auto Components – 1.0%
$ 6,320	Adient US LLC, 144A	9.000%	4/15/25	BB-	$7,015,200
9,875	Adient US LLC, 144A	7.000%	5/15/26	BB-	10,516,875
	Total Auto Components				17,532,075
	Automobiles – 0.5%
8,413	General Motors Financial Co Inc, (3)	6.500%	N/A (5)	BB+	9,149,138
	Banks – 6.4%
14,726	Bank of America Corp	6.500%	N/A (5)	BBB	16,493,120
4,815	Bank of America Corp	6.300%	N/A (5)	BBB	5,537,250
1,525	Bank of America Corp	6.250%	N/A (5)	BBB	1,687,870
7,725	CIT Group Inc.	5.800%	N/A (5)	Ba3	7,985,719
25,871	Citigroup Inc	6.250%	N/A (5)	BBB-	29,557,617
18,425	JPMorgan Chase & Co	6.750%	N/A (5)	BBB+	20,175,375
3,225	Lloyds Bank PLC, 144A, (3)	12.000%	N/A (5)	Baa3	3,579,750
14,377	PNC Financial Services Group Inc	6.750%	N/A (5)	Baa2	14,582,591
5,925	Wells Fargo & Co	5.875%	N/A (5)	Baa2	6,523,425
4,883	Zions Bancorp NA	7.200%	N/A (5)	BB+	5,201,274
	Total Banks				111,323,991
	Capital Markets – 0.5%
350	Goldman Sachs Group Inc	4.950%	N/A (5)	BBB-	370,230
18

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Capital Markets (continued)
$ 7,075	Goldman Sachs Group Inc	5.300%	N/A (5)	BBB-	$ 7,800,188
	Total Capital Markets				8,170,418
	Consumer Finance – 0.5%
9,010	Capital One Financial Corp, (3-Month LIBOR reference rate + 3.800% spread), (3), (6)	3.991%	N/A (5)	Baa3	8,964,950
	Electric Utilities – 2.5%
22,120	Emera Inc	6.750%	6/15/76	BB+	25,139,601
15,390	NextEra Energy Capital Holdings Inc	5.650%	5/01/79	BBB	17,533,106
	Total Electric Utilities				42,672,707
	Food Products – 0.5%
3,300	Land O' Lakes Inc, 144A	7.250%	N/A (5)	BB	3,415,500
2,042	Land O' Lakes Inc, 144A	8.000%	N/A (5)	BB	2,154,310
3,200	Land O' Lakes Inc, 144A	7.000%	N/A (5)	BB	3,216,000
	Total Food Products				8,785,810
	Insurance – 1.0%
3,125	Enstar Finance LLC	5.750%	9/01/40	BB+	3,281,250
10,255	Liberty Mutual Group Inc, 144A, (3)	7.800%	3/15/37	Baa3	13,346,363
	Total Insurance				16,627,613
	Multi-Utilities – 0.5%
8,046	Sempra Energy	4.875%	N/A (5)	BBB-	8,609,220
	Oil, Gas & Consumable Fuels – 0.8%
12,781	Transcanada Trust	5.875%	8/15/76	BBB	13,931,290
	Total $1,000 Par (or similar) Institutional Preferred (cost $216,605,449)				245,767,212

Shares	Description (1)	Value
	COMMON STOCKS – 8.4%
	Aerospace & Defense – 0.7%
39,500	General Dynamics Corp	$7,171,620
268,300	Thales SA, Sponsored ADR, (7)	5,330,718
	Total Aerospace & Defense	12,502,338
	Beverages – 0.3%
89,000	Coca-Cola Co	4,691,190
	Capital Markets – 0.4%
344,584	Ares Capital Corp, (3)	6,447,167
	Communications Equipment – 0.5%
167,700	Cisco Systems Inc	8,671,767
19

Nuveen NWQ Flexible Income Fund (continued)
Portfolio of Investments    March 31, 2021
(Unaudited)
Shares	Description (1)	Value
	Diversified Telecommunication Services – 0.3%
149,900	AT&T Inc	$ 4,537,473
	Electric Utilities – 0.5%
91,100	Entergy Corp	9,061,717
	Electrical Equipment – 0.4%
222,600	nVent Electric PLC	6,212,766
	Entertainment – 0.2%
62,700	Nintendo Co Ltd, Sponsored ADR, (7), (8)	4,439,160
	Equity Real Estate Investment Trust – 0.2%
143,100	Healthcare Realty Trust Inc	4,338,792
	Food & Staples Retailing – 0.4%
48,500	Walmart Inc	6,587,755
	Health Care Equipment & Supplies – 0.3%
40,300	Medtronic PLC	4,760,639
	Health Care Providers & Services – 0.2%
103,600	Fresenius Medical Care AG & Co KGaA, Sponsored ADR	3,820,768
	Hotels, Restaurants & Leisure – 0.3%
20,800	McDonald's Corp	4,662,112
	Independent Power & Renewable Electricity Producers – 0.7%
124,567	NextEra Energy Partners LP	9,078,443
215,682	Vistra Corp	3,813,258
	Total Independent Power & Renewable Electricity Producers	12,891,701
	Industrial Conglomerates – 0.3%
55,525	Siemens AG, Sponsored ADR, (7)	4,569,485
	Pharmaceuticals – 2.0%
170,300	AstraZeneca PLC, Sponsored ADR, (3)	8,467,316
276,400	Bristol-Myers Squibb Co	17,449,132
243,000	GlaxoSmithKline PLC, Sponsored ADR, (3)	8,672,670
	Total Pharmaceuticals	34,589,118
	Road & Rail – 0.3%
104,800	Knight-Swift Transportation Holdings Inc	5,039,832
	Semiconductors & Semiconductor Equipment – 0.4%
110,400	Intel Corp	7,065,600
	Total Common Stocks (cost $130,168,024)	144,889,380

20

Shares	Description (1)	Coupon	Ratings (2)	Value
	CONVERTIBLE PREFERRED SECURITIES – 8.2%
	Banks – 1.8%
5,870	Bank of America Corp	7.250%	BBB	$8,206,260
15,930	Wells Fargo & Co	7.500%	Baa2	22,579,341
	Total Banks			30,785,601
	Electric Utilities – 1.9%
132,600	NextEra Energy Inc	4.872%	A-	7,612,566
246,000	NextEra Energy Inc	6.219%	BBB	12,201,600
260,000	Southern Co	6.750%	BBB	13,241,800
	Total Electric Utilities			33,055,966
	Health Care Technology – 0.7%
163,250	Change Healthcare Inc	6.000%	N/R	12,215,998
	Life Sciences Tools & Services – 1.3%
241,750	Avantor Inc	6.250%	N/R	21,822,772
	Multi-Utilities – 1.6%
256,000	CenterPoint Energy Inc	7.000%	N/R	10,667,520
171,000	Sempra Energy	6.750%	N/R	17,896,860
	Total Multi-Utilities			28,564,380
	Semiconductors & Semiconductor Equipment – 0.9%
10,550	Broadcom Inc	8.000%	N/R	15,555,870
	Total Convertible Preferred Securities (cost $127,324,842)			142,000,587

Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 6.4%
	Banks – 0.6%
127,954	Citigroup Inc, (3)	7.125%	BBB-	$3,599,346
272,390	Huntington Bancshares Inc/OH	6.250%	Baa3	6,899,639
	Total Banks			10,498,985
	Capital Markets – 0.3%
191,181	Morgan Stanley	7.125%	Baa3	5,517,483
	Consumer Finance – 1.3%
310,900	Capital One Financial Corp	5.000%	Baa3	8,005,675
422,089	GMAC Capital Trust I	5.983%	BB-	10,754,828
106,000	Synchrony Financial	5.625%	BB-	2,828,080
	Total Consumer Finance			21,588,583
	Equity Real Estate Investment Trust – 0.5%
126,328	Digital Realty Trust Inc	6.625%	Baa3	3,202,415
156,375	National Storage Affiliates Trust	6.000%	N/R	4,131,428
21

Nuveen NWQ Flexible Income Fund (continued)
Portfolio of Investments    March 31, 2021
(Unaudited)
Shares	Description (1)	Coupon	Ratings (2)	Value
	Equity Real Estate Investment Trust (continued)
72,621	VEREIT Inc	6.700%	BB+	$ 1,830,775
	Total Equity Real Estate Investment Trust			9,164,618
	Food Products – 1.0%
63,115	CHS Inc, (3)	7.875%	N/R	1,813,294
195,213	CHS Inc	7.100%	N/R	5,389,831
384,432	CHS Inc	6.750%	N/R	10,618,012
	Total Food Products			17,821,137
	Insurance – 1.4%
60,674	Argo Group US Inc	6.500%	BBB-	1,552,648
284,806	Athene Holding Ltd	6.350%	BBB-	8,173,932
215,565	Athene Holding Ltd	6.375%	BBB-	6,057,376
294,032	Enstar Group Ltd	7.000%	BB+	8,456,360
	Total Insurance			24,240,316
	Multi-Utilities – 0.7%
430,660	Algonquin Power & Utilities Corp	6.200%	BB+	11,813,004
	Wireless Telecommunication Services – 0.6%
365,936	United States Cellular Corp, (3)	7.250%	Ba1	9,324,049
	Total $25 Par (or similar) Retail Preferred (cost $105,342,480)			109,968,175

Shares	Description (1)	Coupon	Issue Price	Cap Price	Maturity	Value
	STRUCTURED NOTES – 2.6%
433,800	JPMorgan Chase Bank, National Association Mandatory Exchangeable Note, Linked to Common stock of NortonLifeLock Inc. (Cap 117.07% of the Issue Price) , (7)	8.000%	$20.6940	$24.2265	5/10/21	$9,295,936
111,000	Merrill Lynch International & Co. C.V., Structured Warrant, Linked to Common Stock of Activision Blizzard Inc. (Cap 114.90% of Issue Price) , (7)	9.000%	$75.7667	$87.0541	5/10/21	9,598,823
202,600	Merrill Lynch International & Co. C.V., Structured Warrant, Linked to Common Stock of Pultegroup Inc. (Cap 120.05% of the Issue Price) , (7)	10.000%	$42.2590	$50.7319	6/25/21	9,857,264
114,800	Merrill Lynch International & Co. C.V., Structured Warrant, Linked to Common Stock of Syneos Health Inc. (Cap 115.10% of the Issue Price) , (7)	10.000%	$76.2883	$87.8078	8/25/21	8,636,114
205,384	Merrill Lynch International & Co. C.V., Structured Warrant, Linked to Common Stock of Teradata Corp. (Cap 125.77% of the Issue Price), WI/DD, Settling 4/06/21 , (7)	16.000%	$39.5238	$49.7091	9/27/21	7,936,781
	Total Structured Notes (cost $42,796,396)					45,324,918

22

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CONVERTIBLE BONDS – 1.3%
	Media – 0.9%
$ 20,825	Liberty Interactive LLC	4.000%	11/15/29	BB	$ 15,931,125
	Wireless Telecommunication Services – 0.4%
8,915	Liberty Interactive LLC	3.750%	2/15/30	BB	6,831,110
$ 29,740	Total Convertible Bonds (cost $21,868,417)				22,762,235
	Total Long-Term Investments (cost $1,578,548,798)				1,684,035,085

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 2.6%
	MONEY MARKET FUNDS – 2.6%
44,479,524	State Street Navigator Securities Lending Government Money Market Portfolio, (9)	0.030% (10)	$ 44,479,524
	Total Investments Purchased with Collateral from Securities Lending (cost $44,479,524)		44,479,524

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.9%
	REPURCHASE AGREEMENTS – 1.9%
$ 33,391	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/21, repurchase price $33,390,589, collateralized $31,373,000, U.S. Treasury Notes, 2.75%, due 2/28/25, value $34,058,453	0.000%	4/01/21	$ 33,390,589
	Total Short-Term Investments (cost $33,390,589)			33,390,589
	Total Investments (cost $1,656,418,911) – 102.0%			1,761,905,198
	Other Assets Less Liabilities – (2.0)%			(33,815,210)
	Net Assets – 100%			$1,728,089,988
23

Nuveen NWQ Flexible Income Fund (continued)
Portfolio of Investments    March 31, 2021
(Unaudited)
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $42,931,879.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Perpetual security. Maturity date is not applicable.
(6)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(8)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(9)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
(10)	The rate shown is the one-day yield as of the end of the reporting period.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt
LIBOR	London Inter-Bank Offered Rate
N/A	Not Applicable.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
24

Statement of Assets and Liabilities
March 31, 2021
(Unaudited)

Assets
Long-term investments, at value (cost $1,578,548,798)(1)	$1,684,035,085
Investment purchased with collateral from securities lending, at value (cost approximates value)	44,479,524
Short-term investments, at value (cost approximates value)	33,390,589
Cash	66,591
Receivable for:
Dividends	1,047,355
Interest	19,213,514
Investments sold	174,472
Reclaims	77,976
Shares sold	7,168,086
Other assets	105,470
Total assets	1,789,758,662
Liabilities
Payable for:
Collateral from securities lending program	44,479,524
Dividends	96,122
Investments purchased - when-issued/delayed-delivery settlement	8,117,556
Shares redeemed	6,933,450
Accrued expenses:
Management fees	881,010
Trustees fees	51,503
12b-1 distribution and service fees	289,821
Other	819,688
Total liabilities	61,668,674
Net assets	$1,728,089,988

Class A Shares
Net assets	$ 282,798,370
Shares outstanding	12,888,789
Net asset value ("NAV") per share	$ 21.94
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$ 23.03
Class C Shares
Net assets	$ 270,959,261
Shares outstanding	12,376,339
NAV and offering price per share	$ 21.89
Class R6 Shares
Net assets	$ 11,097,279
Shares outstanding	502,396
NAV and offering price per share	$ 22.09
Class I Shares
Net assets	$1,163,235,078
Shares outstanding	52,951,793
NAV and offering price per share	$ 21.97
Fund level net assets consist of:
Capital paid-in	$1,728,439,334
Total distributable earnings	(349,346)
Fund level net assets	$1,728,089,988
Authorized shares - per class	Unlimited
Par value per share	$ 0.01

(1)	Includes securities loaned of $42,931,879
See accompanying notes to financial statements.
25

Statement of Operations
Six Months Ended March 31, 2021
(Unaudited)

Investment Income
Dividends	$11,934,725
Interest	28,887,103
Securities lending income, net	28,807
Tax withheld	(21,722)
Total investment income	40,828,913
Expenses
Management fees	5,626,278
12b-1 service fees - Class A Shares	346,485
12b-1 distribution and service fees - Class C Shares	1,352,153
Shareholder servicing agent fees	513,000
Interest expense	6,099
Custodian fees	68,253
Professional fees	57,233
Trustees fees	21,769
Shareholder reporting expenses	364,178
Federal and state registration fees	79,404
Other	6,497
Total expenses before fee waiver/expense reimbursement	8,441,349
Fee waiver/expense reimbursement	(817,901)
Net expenses	7,623,448
Net investment income (loss)	33,205,465
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,624,521
Change in net unrealized appreciation (depreciation) of investments	44,897,115
Net realized and unrealized gain (loss)	46,521,636
Net increase (decrease) in net assets from operations	$79,727,101
See accompanying notes to financial statements.
26

Statement of Changes in Net Assets

	Six Months Ended 3/31/21 (Unaudited)	Year Ended 9/30/20
Operations
Net investment income (loss)	$ 33,205,465	$ 63,735,696
Net realized gain (loss) from:
Investments	1,624,521	(52,553,831)
Options written	—	301,006
Change in net unrealized appreciation (depreciation) of investments	44,897,115	2,703,606
Net increase (decrease) in net assets from operations	79,727,101	14,186,477
Distributions to Shareholders
Dividends:
Class A Shares	(5,983,011)	(13,760,149)
Class C Shares	(4,830,104)	(11,985,677)
Class R6 Shares	(195,385)	(353,971)
Class I Shares	(25,617,403)	(59,414,084)
Decrease in net assets from distributions to shareholders	(36,625,903)	(85,513,881)
Fund Share Transactions
Proceeds from sale of shares	303,447,099	770,135,346
Proceeds from shares issued to shareholders due to reinvestment of distributions	36,195,142	85,141,825
	339,642,241	855,277,171
Cost of shares redeemed	(248,655,254)	(596,857,685)
Net increase (decrease) in net assets from Fund share transactions	90,986,987	258,419,486
Net increase (decrease) in net assets	134,088,185	187,092,082
Net assets at the beginning of period	1,594,001,803	1,406,909,721
Net assets at the end of period	$1,728,089,988	$1,594,001,803
See accompanying notes to financial statements.
27

Financial Highlights
NWQ Flexible Income
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/09)
2021(e)	$21.36	$0.43	$ 0.62	$1.05	$(0.47)	$ —	$(0.47)	$21.94
2020	22.06	0.88	(0.39)	0.49	(1.19)	—	(1.19)	21.36
2019	21.44	1.02	0.76	1.78	(1.16)	—	(1.16)	22.06
2018	22.13	1.01	(0.52)	0.49	(1.18)	—	(1.18)	21.44
2017	21.81	1.11	0.33	1.44	(1.12)	—	(1.12)	22.13
2016	20.47	1.10	1.36	2.46	(1.12)	—	(1.12)	21.81
Class C (12/09)
2021(e)	21.31	0.34	0.63	0.97	(0.39)	—	(0.39)	21.89
2020	22.01	0.72	(0.39)	0.33	(1.03)	—	(1.03)	21.31
2019	21.40	0.86	0.75	1.61	(1.00)	—	(1.00)	22.01
2018	22.08	0.85	(0.52)	0.33	(1.01)	—	(1.01)	21.40
2017	21.77	0.95	0.32	1.27	(0.96)	—	(0.96)	22.08
2016	20.43	0.94	1.37	2.31	(0.97)	—	(0.97)	21.77
Class R6 (06/16)
2021(e)	21.50	0.47	0.63	1.10	(0.51)	—	(0.51)	22.09
2020	22.20	0.96	(0.40)	0.56	(1.26)	—	(1.26)	21.50
2019	21.57	1.11	0.74	1.85	(1.22)	—	(1.22)	22.20
2018	22.19	1.13	(0.51)	0.62	(1.24)	—	(1.24)	21.57
2017	21.88	1.21	0.26	1.47	(1.16)	—	(1.16)	22.19
2016(f)	21.12	0.34	0.68	1.02	(0.26)	—	(0.26)	21.88
Class I (12/09)
2021(e)	21.38	0.46	0.63	1.09	(0.50)	—	(0.50)	21.97
2020	22.08	0.93	(0.39)	0.54	(1.24)	—	(1.24)	21.38
2019	21.47	1.08	0.74	1.82	(1.21)	—	(1.21)	22.08
2018	22.16	1.07	(0.53)	0.54	(1.23)	—	(1.23)	21.47
2017	21.84	1.17	0.33	1.50	(1.18)	—	(1.18)	22.16
2016	20.49	1.15	1.38	2.53	(1.18)	—	(1.18)	21.84
28

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

4.95%	$ 282,798	1.05%*	3.81%*	0.96%*	3.90%*	9
2.35	264,865	1.04	4.04	0.96	4.13	38
8.69	221,484	1.06	4.75	0.96	4.85	24
2.27	176,014	1.08	4.54	0.96	4.66	29
6.77	125,547	1.12	4.95	0.96	5.11	24
12.44	97,079	1.19	5.05	0.96	5.28	37

4.57	270,959	1.80*	3.05*	1.71*	3.15*	9
1.59	262,068	1.79	3.29	1.71	3.38	38
7.85	223,364	1.81	4.00	1.71	4.10	24
1.49	182,049	1.83	3.80	1.71	3.91	29
6.04	128,801	1.87	4.22	1.71	4.37	24
11.58	65,833	1.93	4.29	1.71	4.51	37

5.14	11,097	0.74*	4.14*	0.65*	4.24*	9
2.69	6,682	0.72	4.38	0.64	4.46	38
9.03	649	0.74	5.12	0.64	5.22	24
2.86	272	0.75	5.01	0.64	5.12	29
6.95	43	0.80	5.35	0.63	5.51	24
4.83	326	0.96*	7.40*	0.63*	7.74*	37

5.12	1,163,235	0.80*	4.06*	0.71*	4.15*	9
2.60	1,060,386	0.79	4.29	0.71	4.38	38
8.91	961,413	0.80	4.99	0.71	5.09	24
2.53	632,596	0.83	4.81	0.71	4.92	29
7.05	413,189	0.86	5.24	0.71	5.40	24
12.77	145,450	0.94	5.29	0.71	5.52	37
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	Unaudited. For the six months ended March 31, 2021.
(f)	For the period June 30, 2016 (commencement of operations) through September 30, 2016.
*	Annualized.
See accompanying notes to financial statements.
29

Notes to Financial Statements
(Unaudited)
1.  General Information
Trust and Fund Information
The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of Nuveen NWQ Flexible Income Fund (the “Fund”), a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.
The end of the reporting period for the Fund is March 31, 2021, and the period covered by these Notes to Financial Statements is the six months ended March 31, 2021 (the "current fiscal period").
Investment Adviser and Sub-Adviser
The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, under which NWQ manages the investment portfolio of the Fund.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares and Class I Shares are sold without an up-front sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund's normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund's Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
30

Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which includes accretion of discounts and the amortization of premium for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind ("PIK") interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Multiclass Operations and Allocations
Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund's investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update ("ASU") 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Fund's financial statements.
31

Notes to Financial Statements (Unaudited) (continued)
3.  Investment Valuation and Fair Value Measurements
The Fund's investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.
For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Fund's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Fund's investments as of the end of the reporting period, based on the inputs used to value them:
32

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$ —	$ 973,322,578	$ —	$ 973,322,578
$1,000 Par (or similar) Institutional Preferred	—	245,767,212	—	245,767,212
Common Stocks	130,550,017	14,339,363**	—	144,889,380
Convertible Preferred Securities	142,000,587	—	—	142,000,587
$25 Par (or similar) Retail Preferred	109,968,175	—	—	109,968,175
Structured Notes	—	45,324,918	—	45,324,918
Convertible Bonds	—	22,762,235	—	22,762,235
Investments Purchased with Collateral from Securities Lending	44,479,524	—	—	44,479,524
Short-Term Investments:
Repurchase Agreements	—	33,390,589	—	33,390,589
Total	$426,998,303	$1,334,906,895	$ —	$1,761,905,198

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
Fixed Income Clearing Corporation	$33,390,589	$(34,058,453)
Securities Lending
The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Fund’s custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).
When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.
Securities lending income recognized by a Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statement of Operations.
33

Notes to Financial Statements (Unaudited) (continued)
As of the end of the reporting period, the total value of the loaned securities and the total value of collateral received were as follows:
Asset Class out on Loan	Long-Term Investments, at Value	Total Collateral Received
Common Stocks	$17,542,983	$18,150,655
Corporate Bonds	$14,074,109	$14,765,804
$1,000 Par (or similar) Institutional Preferred	$11,260,585	$11,507,415
$25 Par (or similar) Retail Preferred	$ 54,202	$ 55,650
	$42,931,879	$44,479,524
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions and securities purchased with collateral from securities lending) during the current fiscal period aggregated $275,054,635 and $150,997,722, respectively.
The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
34

5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 3/31/21		Year Ended 9/30/20
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,109,206	$ 46,468,047	5,469,009	$ 118,261,432
Class C	1,319,973	29,016,243	4,052,604	87,617,607
Class R6	203,664	4,536,308	605,008	13,311,022
Class I	10,124,091	223,426,501	25,654,804	550,945,285
Shares issued to shareholders due to reinvestment of distributions:
Class A	268,725	5,905,537	637,377	13,618,018
Class C	217,354	4,765,487	559,344	11,925,868
Class R6	7,258	160,569	14,871	322,014
Class I	1,152,669	25,363,549	2,771,662	59,275,925
	15,402,940	339,642,241	39,764,679	855,277,171
Shares redeemed:
Class A	(1,891,048)	(41,579,706)	(3,744,898)	(78,677,896)
Class C	(1,458,417)	(31,996,186)	(2,460,839)	(51,681,376)
Class R6	(19,328)	(427,176)	(338,319)	(7,374,455)
Class I	(7,918,260)	(174,652,186)	(22,369,613)	(459,123,958)
	(11,287,053)	(248,655,254)	(28,913,669)	(596,857,685)
Net increase (decrease)	4,115,887	$ 90,986,987	10,851,010	$ 258,419,486
6.  Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.
The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of March 31, 2021.

Tax cost of investments	$1,642,964,077
Gross unrealized:
Appreciation	$ 107,791,001
Depreciation	(37,117,754)
Net unrealized appreciation (depreciation) of investments	$ 70,673,247
Permanent differences, primarily due to bond premium amortization adjustments, paydowns, complex securities character adjustments, and investments in partnerships, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2020, the Fund’s last tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2020, the Fund's last tax year end, were as follows:

Undistributed net ordinary income[1,2]	$6,536,516
Undistributed net long-term capital gains	—

[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2020 through September 30, 2020 and paid on October 1, 2020.
35

Notes to Financial Statements (Unaudited) (continued)
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Fund's last tax year ended September 30, 2020 was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[2]	$85,513,881
Distributions from net long-term capital gains	—

[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of September 30, 2020, the Fund's last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Not subject to expiration:
Short-term	$36,449,003
Long-term	35,908,592
Total	$72,357,595
7.  Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. NWQ is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, is calculated according to the following schedule:
Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For the next $3 billion	0.4750
For the next $5 billion	0.4500
For net assets over $10 billion	0.4375
36

The annual complex-level fee, payable monthly, is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end Funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2021, the complex-level fee rate for the Fund was 0.1555%.
The Adviser has agreed to waive fees and/or reimburse expenses so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% through July 31, 2022 (1.25% after July 31, 2022), of the average daily net assets of any class of Fund Shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 Shares will be less than the expense limitation. The expense limitations expiring July 31, 2022 may be terminated or modified prior to that date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
Distribution and Service Fees
The Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Fund and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$526,080
Paid to financial intermediaries	477,665
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$382,160
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
37

Notes to Financial Statements (Unaudited) (continued)

12b-1 fees retained	$289,523
The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained	$23,044
8.  Borrowing Arrangements
Committed Line of Credit
The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "Other expenses" on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility's aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund did not utilize this facility.
38

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
NWQ Investment Management
Company, LLC
2049 Century Park East
Los Angeles, CA 90097
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how the fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
39

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Bloomberg Barclays U.S. Aggregate Bond Index: An index that tracks the performance of U.S. investment grade fixed-rate bonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fees.
ICE BofA Fixed Rate Preferred Securities Index: An index that tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
ICE BofA US 50% Corporate & 50% High Yield Index: An index that tracks the performance of U.S. dollar denominated investment grade and sub-investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.
ICE BofA US Corporate Index: An unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding. The index returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.
ICE BofA BB US High Yield Index: A subset of the ICE BofA US High Yield Index tracking the performance of U.S. dollar denominated below investment grade rated corporate debt publicly issued in the U.S. domestic market.The index returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.
ICE BofA US High Yield Index: An unmanaged index that tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
ICE BofA US Value Convertibles Index: An unmanaged index consists of convertible bonds traded in the U.S. dollar denominated investment grade and non investment grade convertible securities sold into the U.S. market and publicly traded in the United States. The index returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.
Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
40

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
41

Notes
42

Notes
43

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MSA-NFI-0321P1623152-INV-B-05/22

Mutual Funds
31 March 2021
Nuveen Taxable Fixed
Income Fund
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Preferred Securities and Income Fund	NPSAX	NPSCX	NPSTX	NPSFX	NPSRX
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Semiannual Report

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Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
More than a year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020: a year of global economic recession, financial market turbulence and some immeasurable losses. A year later the health crisis persists but the widespread distribution of vaccines in the U.S. is enabling us to look forward to what our “new normal” might be. In the meantime, extraordinary economic interventions by governments and central banks around the world are helping to bridge the gap.
With vaccine progress and economic stimulus beginning to provide real benefits to the global economy, markets are anticipating a strong rebound in growth, especially in the U.S. To extend relief programs enacted earlier in the crisis, the U.S. government passed $900 billion in aid to individuals and businesses in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021 providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. Additional stimulus proposals are set to be discussed in Congress. The U.S. Federal Reserve, along with other central banks around the world, has pledged to keep monetary conditions accommodative for as long as necessary, as they consider the recent increase in inflation risks as transitory.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. COVID-19 cases are still elevated in some regions, as more virulent strains have spread and vaccination rollouts have been uneven around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored. Achieving sufficient inoculation of the population depends on many variables, including logistics, public confidence, real-world efficacy and the emergence of variant virus strains, as well as whether young children can safely and effectively be vaccinated. In the U.S., the recent slowdown in vaccine demand is prompting a shift from mass distribution to outreach. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
If you have concerns about what’s coming next, it can be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
May 24, 2021

Portfolio Managers’
Comments
Nuveen Preferred Securities and Income Fund
The Nuveen Preferred Securities and Income Fund features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. Douglas M. Baker, CFA, and Brenda A. Langenfeld, CFA, serve as the Fund’s portfolio management team.
Here the portfolio management team discusses key investment strategies and the performance of the Fund for the six-month reporting period March 31, 2021.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
Vaccination progress across Western countries has been encouraging for the markets, although the spread of new variants of the COVID-19 coronavirus is being closely watched. The vaccine rollouts have also been slower than expected in some regions while the momentum is slowing in the U.S. Nevertheless, there are more vaccines still in development, some of which have announced positive trial results, vaccine trials have begun for children and governments are looking to adjust rollout plans to speed distribution.
After moderating in late 2020, the U.S. economic recovery reaccelerated in early 2021 as vaccinations, reopening and federal stimulus checks encouraged consumer spending. Pledges from central banks and governments to sustain the recovery with policy support are underpinning positive economic outlooks for the full year and beyond. The U.S. government approved a $900 billion relief package in late December 2020 and followed with another $1.9 trillion stimulus plan in March 2021. The Biden administration has proposed a $2 trillion infrastructure improvement plan and a $1.8 trillion families plan investing in education, child care, paid family leave and other support, although the specifics of both proposals are expected to be highly debated in Congress.
Markets rallied on optimism for normalization in daily life and in the economy, furthering the recovery from the March 2020 sell-off. Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® Index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shut-downs across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.
Nuveen Fund Advisors, LLC, and the portfolio management teams are monitoring the situation carefully and managing the Fund to best pursue investment objectives while mitigating risks through all market environments.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national ratings agencies.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
How did the Fund perform during the six-month reporting period ended March 31, 2021?
The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for each share class of the Fund for the period ended March 31, 2021. Comparative performance information is provided for the Fund’s Class A Share total return at net asset value (NAV).
The Fund’s Class A Shares at NAV outperformed the ICE BofA US All Capital Securities Index, Lipper classification average and the Custom Benchmark Index. A more detailed discussion of the Fund’s relative performance is provided later in this report.
For the purposes of this Performance Commentary, the mentions of relative performance are in comparison to the Custom Benchmark Index (New Custom Benchmark Index effective January 29, 2021).
What strategies were used to manage the Fund during the six-month reporting period ended March 31, 2021 and how did these strategies influence performance?
The Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing at least 80% of the sum of its net assets in preferred securities and other income producing securities, including but not limited to contingent capital securities (CoCos). The Fund normally invests at least 50% of its net assets in securities rated investment grade (BBB/Baa or higher) at the time of purchase by at least one independent rating agency and unrated securities judged to be of comparable quality by the Fund’s portfolio managers. The Fund may invest up to 50% of its net assets in securities rated below investment grade (BB/Ba or lower) at the time of purchase, which are commonly referred to as “high yield” securities or “junk” bonds. The Fund may also invest in U.S. dollar-denominated securities issued by non-U.S. companies. The Fund intends to invest at least 25% of its assets in the securities of companies principally engaged in financial services.
The Fund may also invest in income producing securities that are not preferred securities. These include CoCos, which are hybrid securities, issued primarily by non-U.S. financial institutions, which have loss absorption mechanisms benefitting the issuer built into their terms. These loss absorption mechanisms may include automatic conversion into the issuer’s common stock or an automatic write down of the security’s principal amount upon the occurrence of a specified trigger or event. In addition, although the Fund will invest primarily in preferred securities and CoCos, it may invest up to 20% of its net assets, in the aggregate, in corporate debt securities, U.S. government securities (including securities issued or guaranteed by U.S. government agencies and instrumentalities) and taxable municipal securities.
The Fund’s portfolio is actively managed, seeking to capitalize on strong credit fundamentals across the issuer base, regulatory oversight covering our largest sectors, the category’s competitive yield level, and inefficiencies that often evolve between, and within, the $25 par preferred retail, the $1,000 par preferred institutional, and the CoCo segments of the market. The Fund’s strategy has a bias toward highly regulated industries, like banks, insurance companies and utilities in expectation of benefiting from the added scrutiny of regulatory oversight.
The Fund employs an investment process that incorporates a top-down methodology to position the Fund’s portfolio in a manner that reflects the investment team’s overall macro-economic outlook, while simultaneously implementing a bottom-up approach that includes fundamental credit research, examination of security structure, and option adjusted spread (OAS) analysis. The process begins with identifying the investable universe of $1,000 par preferred securities, $25 par preferred securities, CoCos and other income producing securities. In an effort to capitalize on the inefficiencies between different investor segments within this universe, we tactically and strategically shift capital between the $25 par preferred exchange-listed market, the $1,000 par preferred over-the-counter market, and the CoCos market. Periods of volatility may drive notably different valuations between these three markets, as will periods when valuations trend in one direction for an extended period of time. Discrepancies between these markets often are related to differences in how retail and institutional investors measure and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. Technical factors such as new issue supply and investor flows may also influence the relative valuations between $25 par preferred exchange listed structures, $1,000 par preferred over-the-counter structures, and CoCos.

During the course of the reporting period, effective January 29, 2021, the Custom Benchmark Index changed to align more closely with the Fund's investment strategies. Effectively, changing the ICE BofA Contingent Capital (USD Hedged) Index (COCO) component of the current Custom Benchmark and replacing it with the ICE BofA USD Contingent Capital Index (CDLR).
Over the course of the reporting period, performance for the asset class was strong. In NAM’s opinion, the outperformance of risk assets versus government debt, including the combined preferred securities and CoCo market, was due to several factors, including growing optimism regarding the efficacy and increased penetration of COVID-19 vaccines globally, as well as continued supportive monetary policy and fiscal support programs undertaken both here in the U.S. and abroad. Within the Custom Benchmark Index, all three large categories within our primary universe, $25 par preferreds, $1,000 par preferreds, and CoCos posted positive returns. Given interest rates generally moved higher with the yield curve steepening, it was not surprising that $25 par preferred securities underperformed given the higher percentage of fixed rate coupon structures within that segment of the market. In addition, $25 par preferreds started the reporting period at relatively lower OAS valuations versus $1,000 par preferreds and CoCos. At the end of the reporting period, NAM estimates that over 78% of the $25 par preferred market consisted of fixed rate coupon structures, which compares to only about 9% of the $1,000 par preferred market and less than 2% of the CoCo market. With interest rates trending higher during the reporting period, it was not surprising to see fixed rate coupon structures underperform, which disproportionately affected the $25 par preferred segment of the market. In addition to the difference in coupon structures across the different segments of the market, as mentioned earlier there was also a meaningful difference in relative value. At the beginning of the reporting period, the average OAS for $25 par preferred securities was +185 basis points, well below the average OAS for $1,000 par preferreds and CoCos +306 basis points and +403 basis points, respectively. Given the relative overvalue of $25 par preferreds at the beginning of the reporting period, all else equal, NAM would have expected it to underperform regardless of the move in interest rates during the reporting period.
During the six-month reporting period, NAM incorporated several active themes within the Fund relative to its Custom Benchmark Index, including an overweight to $1,000 par preferred securities, an overweight to securities that have coupons with reset features (floating rate, fixed-to-floating rate, fixed-to-fixed), an underweight to CoCos and a corresponding overweight to U.S. domiciled issuers and a modestly shorter duration profile relative to the Custom Benchmark Index.
With respect to the domestic preferred security market, and as of the end of the reporting period, NAM maintained their view that $1,000 par preferred securities offer better risk-adjusted relative value versus their $25 par preferred counterparts. As of March 31, 2021, the average OAS for $25 par preferred securities was +71 basis points while the average OAS for $1,000 par preferred securities was +238 basis points. While simple OAS comparison alone argues for an overweight to $1,000 par preferreds, the spread duration of $1,000 par preferreds was roughly 6.5 years as of March 31, 2021 while the average spread duration for $25 par preferred securities stood at just above 4.6 years. For investors who feel that OAS will continue to trend lower over time, NAM feels that the higher OAS and the greater spread duration of the $1,000 par preferred market offers an opportunity to capture better economics. Interestingly, while the $1,000 par preferred market had a significantly higher spread duration, its effective duration, or the measure of interest rate sensitivity, was lower than the $25 par preferred market. As of March 31, 2021, the $1,000 par preferred market had an average effective duration of about 4.4 years, compared to 5.4 years for the $25 par preferred segment of the market. Given the absolute low level of interest rates across the domestic and global developed markets, coupled with the need to finance large fiscal stimulus and infrastructure packages, NAM feels that rates may rise over time.
In terms of interest rate risk, the overweight to $1,000 par preferred securities was intended to position the Fund defensively against a rising interest rate environment. While this bias contributed to absolute and relative performance during the reporting period, NAM feels that it is still prudent to position defensively against the risk of rising rates for reasons mentioned above. Considering today’s still relatively low level of interest rates and the punitive effect rising interest rates can have on the prices of long-dated and perpetual fixed income securities, the Fund’s defensive positioning continues to make sense. Given that most securities in the Fund’s investible universe are callable, preferred security and CoCo investors must also be mindful of duration extension risk. Duration extension risk is the risk that the duration of callable fixed rate coupon securities extends as prices fall in response to rising interest rates. As prices of fixed income securities fall so does the issuers’ incentive to redeem the securities. Regrettably, this dynamic increases a bond’s interest rate sensitivity at the most inopportune time when interest rates rise. NAM can actively manage duration and duration extension risk by allocating to securities that have coupons with reset features (floating rate, fixed-to-floating rate, fixed-to-fixed rate). All else equal, these securities should have lower duration and duration extension risk compared to similar structures that have a fixed-rate coupon

Portfolio Managers’ Comments (continued)
over the life of the security. Non-fixed-rate coupon structures are far more common in the $1,000 par preferred and the CoCos segments of the market. As a result, the Fund’s overweight to $1,000 par preferred securities is intended to benefit from both relative value and to protect investors from the damaging effects of rising interest rates. As of the end of the reporting period, the Fund had an approximate 90% allocation to securities with coupons that have reset features, compared to approximately 76% exposure in the Custom Benchmark Index.
The Fund’s overweight to $1,000 par preferred non-fixed rate coupon structures contributed to the Fund’s relatively lower average relative duration during the reporting period and contributed to relative performance. In addition, selection bias within the $1,000 par preferred allocation to a handful of issuers contributed to relative performance. An overweight to issuers such as General Electric, AerCap, General Motors, and Security Benefit Life contributed to relative performance versus the Custom Benchmark Index. While performance has been strong during the reporting period, NAM remains vigilant to take action on these, or other holdings within the Fund’s portfolio, if the original investment thesis behind owning the securities changes. As a result, NAM may add to, trim or completely exit the current exposure in these and other securities.
As mentioned earlier, during the reporting period the Fund held an overweight to U.S. domiciled issuers due to the Fund’s underweight to the CoCo segment, all of which is non-US exposure. This positioning detracted from relative performance as the CoCo segment of the market outperformed during the reporting period as U.S. issuers underperformed. At the end of the reporting period, the Fund had an allocation of around 34% to CoCos, below the 40% allocation within the Custom Benchmark Index, but higher than the Fund’s CoCo allocation of 32% at the start of the reporting period. While the Fund’s underweight to CoCos detracted from relative performance, the Fund’s overweight to Additional Tier 1 (AT1) CoCo structures and underweight to Tier 2 (T2) CoCo securities contributed to relative performance, helping to offset the impact of the overall underweight to CoCos. NAM primarily focused the Fund’s exposure on AT1 securities within the CoCo market because they more closely resemble domestic preferred securities’ positioning within the capital structure. During the reporting period, AT1 CoCo securities outperformed their T2 counterparts.
With respect to interest rate risk, the Fund ended the reporting period with an effective duration of approximately 3.4 years, compared to about 4.0 years for the Custom Benchmark Index. The shorter duration profile was the result of the Fund’s overweight to non-fixed-rate coupon securities, as well as a modest short position in U.S. treasury futures. In addition, the overweight to non-fixed rate coupon structures typically results in a steepening bias within the Fund. During the reporting period, both the shorter duration profile and the steepening bias relative to the Custom Benchmark Index contributed to the Fund’s absolute and relative returns.
The Fund used U.S. treasury futures to reduce the duration of the overall portfolio. During the reporting period, the futures contracts had a negligible impact on performance.

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, illiquid securities risk, concentration risk, non-diversification risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.
Dividend Information
The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.

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Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursement, if any). The expense ratios include management fees and other fees and expenses. Refer to the Financial Highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

Fund Performance and Expense Ratios (continued)
Nuveen Preferred Securities and Income Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Retuns as of March 31, 2021*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	12/19/06	7.81%	26.29%	6.64%	6.91%	1.03%
Class A Shares at maximum Offering Price	12/19/06	2.71%	20.30%	5.61%	6.39%	-
ICE BofA U.S. All Capital Securities Index	-	4.79%	21.07%	6.66%	7.15%	-
Custom Benchmark Index (New Custom Benchmark)**	-	5.32%	22.62%	7.63%	6.68%	-
Custom Benchmark Index (Old Custom Benchmark)***	-	6.10%	24.06%	8.00%	6.84%	-
Lipper Flexible Income Funds Classification Average	-	6.11%	22.63%	5.77%	5.53%	-
Class C Shares	12/19/06	7.41%	25.36%	5.84%	6.27%	1.78%
Class R3 Shares	9/29/09	7.69%	25.96%	6.37%	6.64%	1.28%
Class I Shares	12/19/06	7.99%	26.63%	6.91%	7.18%	0.78%

	Total Returns as of March 31, 2021*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	Since Inception	Expense Ratios
Class R6 Shares	6/30/16	8.02%	26.68%	6.79%	0.69%
*       Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. All outstanding Class R3 Shares will be converted to Class A Shares after the close of business on June 4, 2021. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Custom Index consists of 1) 60% of the return of ICE BofA U.S. All Capital Securities Index and 2) 40% of the return of ICE USD Contingent Capital Index.
***     The Custom Index consists of 1) 60% of the return of ICE BofA U.S. All Capital Securities Index and 2) 40% of the return of the ICE BofA Contingent Capital USD Hedged Index.

Yields    as of March 31, 2021
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
Nuveen Preferred Securities and Income Fund
	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	4.51%	3.98%	4.47%	5.06%	4.97%
SEC 30-Day Yield	3.31%	2.72%	3.22%	3.78%	3.72%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Holding Summaries    as of March 31, 2021
This data relates to the securities held in the Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc.2 This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Nuveen Preferred Securities and Income Fund
Fund Allocation (% of net assets)
$1,000 Par (or similar) Institutional Preferred	43.9%
Contingent Capital Securities	33.5%
$25 Par (or similar) Retail Preferred	19.1%
Investments Purchased with Collateral from Securities Lending	1.0%
Repurchase Agreements	2.3%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Credit Suisse Group AG	4.1%
HSBC Holdings PLC	3.9%
UBS Group AG	3.4%
Barclays PLC	3.3%
Citigroup Inc	3.2%
Portfolio Composition (% of net assets)
Banks	47.8%
Insurance	14.4%
Capital Markets	12.1%
Food Products	4.5%
Other [1]	17.7%
Investments Purchased with Collateral from Securities Lending	1.0%
Repurchase Agreements	2.3%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
A	0.1%
BBB	63.2%
BB or Lower	34.5%
N/R (not rated)	2.2%
Total	100%
Country Allocation[3](% of net assets)
United States	57.3%
United Kingdom	12.7%
Switzerland	7.5%
France	5.7%
Australia	2.3%
Netherlands	2.0%
Italy	1.9%
Spain	1.8%
Canada	1.7%
Bermuda	1.4%
Other	4.5%
Investments Purchased with Collateral from Securities Lending	1.0%
Other Assets Less Liabilities	0.2%
Net Assets	100%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
2	The Fund’s investment limitations with respect to ratings are based on the highest rating provided by any independent rating agency, including agencies other than the three named above.
3	Includes 2.3% (as a percentage of net assets) in emerging market countries.

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2021.
The beginning of the period is October 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Preferred Securities and Income Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,078.07	$1,074.11	$1,076.90	$1,080.17	$1,079.89
Expenses Incurred During the Period	$ 5.13	$ 9.00	$ 6.37	$ 3.53	$ 3.84
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.00	$1,016.26	$1,018.80	$1,021.54	$1,021.24
Expenses Incurred During the Period	$ 4.99	$ 8.75	$ 6.19	$ 3.43	$ 3.73
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.99%, 1.74%, 1.23%, 0.68% and 0.74% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Preferred Securities and Income Fund
Portfolio of Investments    March 31, 2021
(Unaudited)
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 96.5%
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 43.9%
	Automobiles – 1.4%
9,215	General Motors Financial Co Inc	5.700%	N/A (3)	BB+	$9,952,200
51,371	General Motors Financial Co Inc	5.750%	N/A (3)	BB+	53,877,905
	Total Automobiles				63,830,105
	Banks – 16.6%
27,526	Bank of America Corp	6.500%	N/A (3)	BBB	30,829,120
8,246	Bank of America Corp	6.300%	N/A (3)	BBB	9,482,900
20,880	Bank of America Corp	6.250%	N/A (3)	BBB	23,109,984
14,711	CIT Group Inc.	5.800%	N/A (3)	Ba3	15,207,496
46,037	Citigroup Inc	5.950%	N/A (3)	BBB-	49,604,867
35,495	Citigroup Inc	6.300%	N/A (3)	BBB-	37,706,693
12,595	Citigroup Inc	6.250%	N/A (3)	BBB-	14,389,788
48,436	Citigroup Inc	5.000%	N/A (3)	BBB-	49,903,611
15,877	Citizens Financial Group Inc, (4)	6.375%	N/A (3)	BB+	16,730,389
21,796	CoBank ACB, 144A	6.250%	N/A (3)	BBB+	23,539,680
5,865	Commerzbank AG, 144A	8.125%	9/19/23	Baa3	6,710,146
23,545	Farm Credit Bank of Texas, 144A	5.700%	N/A (3)	Baa1	25,722,912
9,461	Fifth Third Bancorp	4.500%	N/A (3)	Baa3	10,047,582
9,768	HSBC Capital Funding Dollar 1 LP, 144A	10.176%	N/A (3)	Baa2	16,024,404
28,535	Huntington Bancshares Inc/OH	5.625%	N/A (3)	Baa3	31,716,652
57,596	JPMorgan Chase & Co	6.750%	N/A (3)	BBB+	63,067,620
35,828	JPMorgan Chase & Co	5.000%	N/A (3)	BBB+	37,037,195
18,045	JPMorgan Chase & Co	6.100%	N/A (3)	BBB+	19,425,442
12,491	KeyCorp	5.000%	N/A (3)	Baa3	13,681,392
4,570	Lloyds Bank PLC, 144A, (4)	12.000%	N/A (3)	Baa3	5,072,700
9,523	M&T Bank Corp	5.125%	N/A (3)	Baa2	10,284,840
8,046	M&T Bank Corp	6.450%	N/A (3)	Baa2	8,770,140
10,430	PNC Financial Services Group Inc	5.000%	N/A (3)	Baa2	11,381,738
7,868	PNC Financial Services Group Inc	6.750%	N/A (3)	Baa2	7,980,512
9,183	Regions Financial Corp	5.750%	N/A (3)	BB+	10,112,779
8,745	SVB Financial Group	4.100%	N/A (3)	Baa2	8,766,863
8,146	Truist Financial Corp	5.050%	N/A (3)	Baa2	8,258,008
70,762	Truist Financial Corp	4.800%	N/A (3)	Baa2	74,198,910
6,100	USB Realty Corp, (3-Month LIBOR reference rate + 1.147% spread), 144A, (5)	1.388%	N/A (3)	A3	4,727,500
6,580	Wells Fargo & Co	7.950%	11/15/29	Baa1	8,768,359

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Banks (continued)
33,376	Wells Fargo & Co	5.875%	N/A (3)	Baa2	$36,746,976
27,248	Wells Fargo & Co	5.900%	N/A (3)	Baa2	28,957,812
47,630	Wells Fargo & Co	3.900%	N/A (3)	Baa2	48,101,537
7,490	Zions Bancorp NA	5.800%	N/A (3)	BB+	7,578,008
7,645	Zions Bancorp NA	7.200%	N/A (3)	BB+	8,143,301
	Total Banks				781,787,856
	Capital Markets – 2.3%
10,500	Bank of New York Mellon Corp	4.700%	N/A (3)	Baa1	11,376,225
13,210	Charles Schwab Corp	4.000%	N/A (3)	BBB	13,405,508
24,565	Charles Schwab Corp	5.375%	N/A (3)	BBB	27,136,219
1,250	Dresdner Funding Trust I, 144A	8.151%	6/30/31	Ba1	1,765,625
22,648	Goldman Sachs Group Inc, (4)	5.300%	N/A (3)	BBB-	24,969,420
29,404	Goldman Sachs Group Inc	5.500%	N/A (3)	BBB-	31,756,320
	Total Capital Markets				110,409,317
	Consumer Finance – 0.4%
11,204	Capital One Financial Corp, (3-Month LIBOR reference rate + 3.800% spread), (4), (5)	3.991%	N/A (3)	Baa3	11,147,980
9,165	Discover Financial Services	6.125%	N/A (3)	Ba2	10,173,150
	Total Consumer Finance				21,321,130
	Diversified Financial Services – 2.3%
12,350	Air Lease Corp, (4)	4.650%	N/A (3)	BB+	12,195,625
12,830	Capital Farm Credit ACA, 144A	5.000%	N/A (3)	BB	13,118,675
3,955	Citigroup Capital III	7.625%	12/01/36	Baa3	5,628,953
33	Compeer Financial ACA, 144A, (6)	6.750%	N/A (3)	BB+	35,915,000
17,802	Equitable Holdings Inc	4.950%	N/A (3)	BBB-	18,825,615
21,248	Voya Financial Inc, (4)	6.125%	N/A (3)	BBB-	22,791,667
	Total Diversified Financial Services				108,475,535
	Electric Utilities – 1.5%
10,145	Edison International	5.375%	N/A (3)	BB+	10,285,001
7,270	Electricite de France SA, 144A	5.250%	N/A (3)	BBB	7,651,675
34,149	Emera Inc	6.750%	6/15/76	BB+	38,810,680
14,140	Southern Co	4.000%	1/15/51	BBB	14,921,235
	Total Electric Utilities				71,668,591
	Food Products – 2.9%
13,835	Dairy Farmers of America Inc, 144A	7.125%	N/A (3)	BB+	13,835,000
34,720	Land O' Lakes Inc, 144A	7.250%	N/A (3)	BB	35,935,200
39,890	Land O' Lakes Inc, 144A	8.000%	N/A (3)	BB	42,083,950

Nuveen Preferred Securities and Income Fund (continued)
Portfolio of Investments    March 31, 2021
(Unaudited)
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Food Products (continued)
42,301	Land O' Lakes Inc, 144A	7.000%	N/A (3)	BB	$ 42,512,505
	Total Food Products				134,366,655
	Independent Power & Renewable Electricity Producers – 0.5%
6,555	AES Gener SA, 144A	7.125%	3/26/79	BB	7,038,431
13,450	AES Gener SA, 144A	6.350%	10/07/79	BB	14,408,313
	Total Independent Power & Renewable Electricity Producers				21,446,744
	Industrial Conglomerates – 1.0%
52,172	General Electric Co, (3-Month LIBOR reference rate + 3.330% spread), (5)	3.514%	N/A (3)	BBB-	49,302,540
	Insurance – 9.5%
9,895	Aegon NV	5.500%	4/11/48	Baa1	11,130,565
7,125	American International Group Inc	5.750%	4/01/48	Baa2	7,944,375
46,682	Assurant Inc	7.000%	3/27/48	BB+	53,217,480
66,840	Assured Guaranty Municipal Holdings Inc, 144A, (4)	6.400%	12/15/66	BBB+	69,597,150
10,110	AXIS Specialty Finance LLC	4.900%	1/15/40	BBB	10,362,750
16,218	Enstar Finance LLC	5.750%	9/01/40	BB+	17,028,900
13,545	Fidelis Insurance Holdings Ltd, 144A	6.625%	4/01/41	BB+	13,510,993
28,374	Markel Corp	6.000%	N/A (3)	BBB-	30,856,725
17,085	MetLife Inc, 144A	9.250%	4/08/38	BBB	25,048,708
6,931	MetLife Inc, (4)	5.875%	N/A (3)	BBB	7,676,082
5,000	MetLife Inc, (3-Month LIBOR reference rate + 3.575% spread), (5)	3.759%	N/A (3)	BBB	4,987,500
15,470	MetLife Inc	3.850%	N/A (3)	BBB	15,972,775
12,099	PartnerRe Finance B LLC	4.500%	10/01/50	Baa1	12,344,605
23,987	Provident Financing Trust I	7.405%	3/15/38	BB+	27,640,256
3,085	Prudential Financial Inc	3.700%	10/01/50	BBB+	3,119,552
41,288	QBE Insurance Group Ltd, 144A	7.500%	11/24/43	Baa1	45,984,510
9,931	QBE Insurance Group Ltd	6.750%	12/02/44	BBB	11,102,858
20,951	QBE Insurance Group Ltd, 144A	5.875%	N/A (3)	Baa2	22,548,514
57,280	SBL Holdings Inc, 144A	7.000%	N/A (3)	BB	55,132,000
	Total Insurance				445,206,298
	Multi-Utilities – 1.4%
30,213	CenterPoint Energy Inc	6.125%	N/A (3)	BBB-	31,648,117
4,200	CMS Energy Corp	4.750%	6/01/50	Baa2	4,536,000
12,710	NiSource Inc	5.650%	N/A (3)	BBB-	13,123,075
14,730	Sempra Energy	4.875%	N/A (3)	BBB-	15,761,100
	Total Multi-Utilities				65,068,292
	Oil, Gas & Consumable Fuels – 1.1%
7,214	Enbridge Inc	6.000%	1/15/77	BBB-	7,700,945
24,737	Enbridge Inc	5.750%	7/15/80	BBB-	26,468,590

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Oil, Gas & Consumable Fuels (continued)
8,865	MPLX LP	6.875%	N/A (3)	BB+	$8,865,000
7,205	Transcanada Trust	5.500%	9/15/79	BBB	7,700,344
	Total Oil, Gas & Consumable Fuels				50,734,879
	Trading Companies & Distributors – 2.5%
38,396	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB+	40,027,830
23,035	AerCap Holdings NV	5.875%	10/10/79	BB+	23,696,220
9,668	ILFC E-Capital Trust I, 144A	4.000%	12/21/65	B+	7,831,080
53,714	ILFC E-Capital Trust I, 144A	4.220%	12/21/65	BB+	44,582,620
	Total Trading Companies & Distributors				116,137,750
	U.S. Agency – 0.2%
6,770	Farm Credit Bank of Texas, 144A	6.200%	N/A (3)	BBB+	7,328,525
	Wireless Telecommunication Services – 0.3%
13,444	Vodafone Group PLC	7.000%	4/04/79	BB+	16,213,130
	Total $1,000 Par (or similar) Institutional Preferred (cost $1,906,290,024)				2,063,297,347

Principal Amount (000)	Description (1), (7)	Coupon	Maturity	Ratings (2)	Value
	CONTINGENT CAPITAL SECURITIES – 33.5%
	Banks – 25.7%
$ 10,702	Australia & New Zealand Banking Group Ltd/United Kingdom, 144A	6.750%	N/A (3)	Baa2	$12,484,418
33,225	Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (3)	Ba2	35,936,160
12,325	Banco Bilbao Vizcaya Argentaria SA,(4)	6.125%	N/A (3)	Ba2	12,904,275
7,200	Banco Mercantil del Norte SA/Grand Cayman, 144A,(4)	7.500%	N/A (3)	Ba2	7,878,240
14,450	Banco Mercantil del Norte SA/Grand Cayman, 144A	7.625%	N/A (3)	Ba2	15,815,525
31,200	Banco Santander SA	7.500%	N/A (3)	Ba1	34,281,000
37,615	Barclays PLC	8.000%	N/A (3)	BBB-	41,752,650
46,385	Barclays PLC	7.750%	N/A (3)	BBB-	50,615,312
22,005	Barclays PLC	7.875%	N/A (3)	BBB-	23,132,140
34,900	Barclays PLC	6.125%	N/A (3)	BBB-	38,110,800
42,955	BNP Paribas SA, 144A	6.625%	N/A (3)	BBB	46,881,946
9,150	BNP Paribas SA, 144A	7.000%	N/A (3)	BBB	10,603,020
51,991	BNP Paribas SA, 144A	7.375%	N/A (3)	BBB	60,309,560
30,038	Credit Agricole SA, 144A,(4)	7.875%	N/A (3)	BBB	33,680,107
36,819	Credit Agricole SA, 144A	8.125%	N/A (3)	BBB	44,366,895
38,601	Credit Suisse Group AG, 144A	5.250%	N/A (3)	BB+	38,987,010
10,485	Danske Bank A/S	6.125%	N/A (3)	BBB-	11,237,194
7,491	Danske Bank A/S	7.000%	N/A (3)	BBB-	8,408,648
73,951	HSBC Holdings PLC	6.375%	N/A (3)	BBB	81,494,002
68,865	HSBC Holdings PLC	6.000%	N/A (3)	BBB	75,389,959

Nuveen Preferred Securities and Income Fund (continued)
Portfolio of Investments    March 31, 2021
(Unaudited)
Principal Amount (000)	Description (1), (7)	Coupon	Maturity	Ratings (2)	Value
	Banks (continued)
$ 22,325	HSBC Holdings PLC	6.375%	N/A (3)	BBB	$24,282,903
27,865	ING Groep NV	6.750%	N/A (3)	BBB	30,372,850
18,245	ING Groep NV	6.500%	N/A (3)	BBB	20,149,778
30,070	ING Groep NV	5.750%	N/A (3)	BBB	32,798,852
39,235	Intesa Sanpaolo SpA, 144A,(4)	7.700%	N/A (3)	BB-	44,531,725
56,526	Lloyds Banking Group PLC	7.500%	N/A (3)	Baa3	63,026,490
39,280	Lloyds Banking Group PLC	7.500%	N/A (3)	Baa3	44,877,400
15,370	Macquarie Bank Ltd/London, 144A	6.125%	N/A (3)	BB+	16,535,507
35,364	Natwest Group PLC	8.000%	N/A (3)	BBB-	41,464,290
4,676	Natwest Group PLC	8.625%	N/A (3)	BBB-	4,787,055
23,985	Natwest Group PLC	6.000%	N/A (3)	BBB-	26,316,342
20,375	Nordea Bank Abp, 144A	6.625%	N/A (3)	BBB+	23,278,438
31,590	Societe Generale SA, 144A,(4)	7.875%	N/A (3)	BB+	35,030,151
13,611	Societe Generale SA, 144A	6.750%	N/A (3)	BB	15,154,487
12,583	Societe Generale SA, 144A	8.000%	N/A (3)	BB	14,757,342
16,349	Standard Chartered PLC, 144A,(4)	7.750%	N/A (3)	BBB-	17,718,229
25,680	Standard Chartered PLC, 144A	7.500%	N/A (3)	BBB-	26,835,600
39,405	UniCredit SpA	8.000%	N/A (3)	B+	43,936,575
1,092,887	Total Banks				1,210,122,875
	Capital Markets – 7.8%
22,473	Credit Suisse Group AG, 144A	7.500%	N/A (3)	BB+	24,323,157
42,349	Credit Suisse Group AG, 144A	7.500%	N/A (3)	BB+	44,778,139
23,565	Credit Suisse Group AG, 144A	6.375%	N/A (3)	BB+	25,096,725
56,350	Credit Suisse Group AG, 144A	7.250%	N/A (3)	BB+	61,128,480
51,385	Deutsche Bank AG	6.000%	N/A (3)	BB-	52,027,313
42,355	UBS Group AG, 144A	7.000%	N/A (3)	BBB	46,522,308
41,625	UBS Group AG	6.875%	N/A (3)	BBB	46,943,260
56,972	UBS Group AG	7.000%	N/A (3)	BBB	64,948,080
337,074	Total Capital Markets				365,767,462
$ 1,429,961	Total Contingent Capital Securities ($1,479,405,166)				1,575,890,337

Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 19.1%
	Banks – 5.4%
499,100	Bank of America Corp	4.375%	BBB	$12,477,500
573,236	CoBank ACB, 144A, (8)	6.250%	BBB+	59,903,162
165,671	CoBank ACB, (8)	6.200%	BBB+	17,892,468
441,610	Farm Credit Bank of Texas, 144A, (8)	6.750%	Baa1	47,914,685
563,126	Fifth Third Bancorp, (4)	6.625%	Baa3	15,851,997
544,036	Huntington Bancshares Inc/OH	6.250%	Baa3	13,780,432

Shares	Description (1)	Coupon	Ratings (2)	Value
	Banks (continued)
280,000	Huntington Bancshares Inc/OH, (8)	2.941%	Baa3	$6,720,000
285,287	KeyCorp, (4)	6.125%	Baa3	8,495,847
751,983	Regions Financial Corp, (4)	6.375%	BB+	21,236,000
287,113	Regions Financial Corp	5.700%	BB+	7,947,288
510,175	Synovus Financial Corp, (4)	5.875%	BB-	13,713,504
309,800	Truist Financial Corp	4.750%	Baa2	7,977,350
342,966	Wells Fargo & Co	4.750%	Baa2	8,755,922
445,441	Wintrust Financial Corp	6.875%	BB	12,472,348
	Total Banks			255,138,503
	Capital Markets – 2.0%
223,890	Goldman Sachs Group Inc, (4)	5.500%	Ba1	6,049,508
725,688	Morgan Stanley	7.125%	Baa3	20,943,356
552,788	Morgan Stanley	6.875%	Baa3	15,560,982
1,299,881	Morgan Stanley	5.850%	Baa3	37,020,611
334,490	Morgan Stanley	6.375%	Baa3	9,472,757
149,557	State Street Corp	5.350%	Baa1	4,317,710
	Total Capital Markets			93,364,924
	Consumer Finance – 0.6%
810,299	GMAC Capital Trust I	5.983%	BB-	20,646,418
350,835	Synchrony Financial	5.625%	BB-	9,360,278
	Total Consumer Finance			30,006,696
	Diversified Financial Services – 1.9%
408,534	AgriBank FCB, (8)	6.875%	BBB+	44,325,939
508,300	Equitable Holdings Inc	5.250%	BBB-	13,358,124
1,158,054	Voya Financial Inc, (4)	5.350%	BBB-	31,695,938
	Total Diversified Financial Services			89,380,001
	Diversified Telecommunication Services – 0.2%
314,900	AT&T Inc	4.750%	BBB-	7,957,523
	Food Products – 1.7%
506,287	CHS Inc, (4)	7.875%	N/R	14,545,625
1,376,502	CHS Inc, (4)	7.100%	N/R	38,005,220
514,646	CHS Inc	6.750%	N/R	14,214,523
12,881	CHS Inc, (4)	7.500%	N/R	370,844
45,900	Dairy Farmers of America Inc, 144A, (6), (8)	7.875%	BB+	4,590,000
66,700	Dairy Farmers of America Inc, 144A, (6), (8)	7.875%	BB+	6,770,050
	Total Food Products			78,496,262
	Insurance – 5.0%
1,358,702	American Equity Investment Life Holding Co, (4)	5.950%	BB	35,665,927
740,377	American Equity Investment Life Holding Co	6.625%	BB	20,123,447
1,320,871	Aspen Insurance Holdings Ltd, (4)	5.950%	BB+	35,333,299

Nuveen Preferred Securities and Income Fund (continued)
Portfolio of Investments    March 31, 2021
(Unaudited)
Shares	Description (1)	Coupon	Ratings (2)	Value
	Insurance (continued)
603,290	Aspen Insurance Holdings Ltd, (4)	5.625%	BB+	$16,077,679
229,700	Assurant Inc	5.250%	BB+	5,907,884
726,808	Athene Holding Ltd	6.350%	BBB-	20,859,390
665,322	Athene Holding Ltd	6.375%	BBB-	18,695,548
358,971	Axis Capital Holdings Ltd	5.500%	BBB	9,218,375
257,820	Delphi Financial Group Inc, (6), (8)	3.388%	BBB	5,414,220
590,711	Enstar Group Ltd	7.000%	BB+	16,988,848
891,078	Maiden Holdings North America Ltd, (4)	7.750%	N/R	20,904,690
823,734	Reinsurance Group of America Inc	5.750%	BBB+	23,179,875
221,929	Selective Insurance Group Inc, (4)	4.600%	BBB-	5,537,129
	Total Insurance			233,906,311
	Oil, Gas & Consumable Fuels – 1.1%
639,853	NuStar Energy LP	8.500%	B2	15,305,284
966,927	NuStar Energy LP	7.625%	B2	20,189,436
753,936	NuStar Logistics LP	6.975%	B	18,584,522
	Total Oil, Gas & Consumable Fuels			54,079,242
	Thrifts & Mortgage Finance – 0.8%
400,000	Federal Agricultural Mortgage Corp	6.000%	N/R	10,704,000
990,925	New York Community Bancorp Inc, (4)	6.375%	Ba2	28,142,270
	Total Thrifts & Mortgage Finance			38,846,270
	Trading Companies & Distributors – 0.4%
736,250	Air Lease Corp, (4)	6.150%	BB+	19,289,750
	Total $25 Par (or similar) Retail Preferred (cost $847,013,821)			900,465,482
	Total Long-Term Investments (cost $4,232,709,011)			4,539,653,166

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 1.0%
	MONEY MARKET FUNDS – 1.0%
47,000,459	State Street Navigator Securities Lending Government Money Market Portfolio, (9)	0.030% (10)	$ 47,000,459
	Total Investments Purchased with Collateral from Securities Lending (cost $47,000,459)		47,000,459

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.3%
	REPURCHASE AGREEMENTS – 2.3%
$ 106,810	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/21, repurchase price $106,810,160, collateralized by $105,547,600, U.S. Treasury Notes, 1.375%, due 1/31/25, value $108,946,446	0.000%	4/01/21	$ 106,810,160
	Total Short-Term Investments (cost $106,810,160)			106,810,160
	Total Investments (cost $4,386,519,630) – 99.8%			4,693,463,785
	Other Assets Less Liabilities – 0.2% (11)			9,321,450
	Net Assets – 100%			$ 4,702,785,235
Investments in Derivatives
Futures Contracts - Short
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	(1,570)	06/21	$(210,172,919)	$(205,571,875)	$4,601,044	$392,500
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(3)	Perpetual security. Maturity date is not applicable.
(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $45,843,590.
(5)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(6)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(7)	Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.
(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(9)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
(10)	The rate shown is the one-day yield as of the end of the reporting period.
(11)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
LIBOR	London Inter-Bank Offered Rate
N/A	Not Applicable.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
March 31, 2021
(Unaudited)

Assets
Long-term investments, at value (cost $4,232,709,011)(1)	$4,539,653,166
Investment purchased with collateral from securities lending, at value (cost approximates value)	47,000,459
Short-term investments, at value (cost approximates value)	106,810,160
Cash	4,207,497
Cash collateral at brokers for investments in futures contracts(2)	2,202,963
Receivable for:
Dividends	5,059,512
Interest	41,099,656
Investments sold	14,424,639
Shares sold	20,822,452
Variation margin on futures contracts	392,500
Other assets	306,260
Total assets	4,781,979,264
Liabilities
Payable for:
Collateral from securities lending program	47,000,459
Dividends	2,168,437
Investments purchased - regular settlement	12,942,736
Shares redeemed	11,980,281
Accrued expenses:
Management fees	2,545,868
Trustees fees	242,137
12b-1 distribution and service fees	305,149
Other	2,008,962
Total liabilities	79,194,029
Net assets	$4,702,785,235

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited) (continued)

Class A Shares
Net assets	$ 524,428,375
Shares outstanding	29,774,603
Net asset value ("NAV") per share	$ 17.61
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$ 18.49
Class C Shares
Net assets	$ 227,054,205
Shares outstanding	12,885,086
NAV and offering price per share	$ 17.62
Class R3 Shares
Net assets	$ 4,414,132
Shares outstanding	248,944
NAV and offering price per share	$ 17.73
Class R6 Shares
Net assets	$ 728,277,595
Shares outstanding	41,240,142
NAV and offering price per share	$ 17.66
Class I Shares
Net assets	$3,218,610,928
Shares outstanding	182,573,676
NAV and offering price per share	$ 17.63
Fund level net assets consist of:
Capital paid-in	$4,589,251,007
Total distributable earnings	113,534,228
Fund level net assets	$4,702,785,235
Authorized shares - per class	Unlimited
Par value per share	$ 0.01

(1)	Includes securities loaned of $45,843,590
(2)	Cash pledged to collateralize the net payment obligations for investments in derivatives.
See accompanying notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2021
(Unaudited)

Investment Income
Dividends	$ 27,854,162
Interest	92,773,528
Securities lending income, net	55,205
Total investment income	120,682,895
Expenses
Management fees	14,010,748
12b-1 service fees - Class A Shares	617,315
12b-1 distribution and service fees - Class C Shares	1,186,811
12b-1 distribution and service fees - Class R3 Shares	9,610
Shareholder servicing agent fees	1,011,752
Interest expense	51,989
Custodian fees	157,406
Professional fees	97,541
Trustees fees	55,325
Shareholder reporting expenses	235,326
Federal and state registration fees	142,553
Other	19,245
Total expenses	17,595,621
Net investment income (loss)	103,087,274
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	10,082,430
Futures contracts	3,257,402
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	199,356,561
Futures contracts	5,254,578
Net realized and unrealized gain (loss)	217,950,971
Net increase (decrease) in net assets from operations	$321,038,245
See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Six Months Ended 3/31/21 (Unaudited)	Year Ended 9/30/20
Operations
Net investment income (loss)	$ 103,087,274	$ 200,926,968
Net realized gain (loss) from:
Investments and foreign currency	10,082,430	(49,820,389)
Futures contracts	3,257,402	(11,927,812)
Swaps	—	(2,222,747)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	199,356,561	(60,947,893)
Futures contracts	5,254,578	(653,534)
Swaps	—	1,150,645
Net increase (decrease) in net assets from operations	321,038,245	76,505,238
Distributions to Shareholders
Dividends:
Class A Shares	(11,853,249)	(22,381,281)
Class C Shares	(4,828,288)	(10,869,756)
Class R3 Shares	(87,144)	(99,790)
Class R6 Shares	(13,564,272)	(22,477,503)
Class I Shares	(77,012,097)	(151,218,507)
Decrease in net assets from distributions to shareholders	(107,345,050)	(207,046,837)
Fund Share Transactions
Proceeds from sale of shares	1,225,790,739	2,069,830,048
Proceeds from shares issued to shareholders due to reinvestment of distributions	93,143,139	179,694,455
	1,318,933,878	2,249,524,503
Cost of shares redeemed	(772,859,306)	(2,036,765,732)
Net increase (decrease) in net assets from Fund share transactions	546,074,572	212,758,771
Net increase (decrease) in net assets	759,767,767	82,217,172
Net assets at the beginning of period	3,943,017,468	3,860,800,296
Net assets at the end of period	$4,702,785,235	$ 3,943,017,468
See accompanying notes to financial statements.

Financial Highlights
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2021(e)	$16.73	$0.40	$ 0.90	$ 1.30	$(0.42)	$ —	$(0.42)	$17.61
2020	17.21	0.83	(0.45)	0.38	(0.86)	—	(0.86)	16.73
2019	16.75	0.90	0.46	1.36	(0.90)	—	(0.90)	17.21
2018	17.72	0.90	(0.97)	(0.07)	(0.90)	—	(0.90)	16.75
2017	17.14	0.90	0.62	1.52	(0.94)	—	(0.94)	17.72
2016	16.85	0.92	0.38	1.30	(0.94)	(0.07)	(1.01)	17.14
Class C (12/06)
2021(e)	16.74	0.33	0.90	1.23	(0.35)	—	(0.35)	17.62
2020	17.21	0.70	(0.44)	0.26	(0.73)	—	(0.73)	16.74
2019	16.77	0.78	0.44	1.22	(0.78)	—	(0.78)	17.21
2018	17.73	0.77	(0.96)	(0.19)	(0.77)	—	(0.77)	16.77
2017	17.15	0.77	0.62	1.39	(0.81)	—	(0.81)	17.73
2016	16.87	0.79	0.37	1.16	(0.81)	(0.07)	(0.88)	17.15
Class R3 (09/09)
2021(e)	16.84	0.38	0.91	1.29	(0.40)	—	(0.40)	17.73
2020	17.32	0.79	(0.45)	0.34	(0.82)	—	(0.82)	16.84
2019	16.87	0.87	0.44	1.31	(0.86)	—	(0.86)	17.32
2018	17.84	0.84	(0.94)	(0.10)	(0.87)	—	(0.87)	16.87
2017	17.26	0.86	0.62	1.48	(0.90)	—	(0.90)	17.84
2016	16.97	0.88	0.38	1.26	(0.90)	(0.07)	(0.97)	17.26
Class R6 (06/16)
2021(e)	16.77	0.43	0.90	1.33	(0.44)	—	(0.44)	17.66
2020	17.25	0.89	(0.46)	0.43	(0.91)	—	(0.91)	16.77
2019	16.79	0.95	0.46	1.41	(0.95)	—	(0.95)	17.25
2018	17.74	0.97	(0.97)	—	(0.95)	—	(0.95)	16.79
2017	17.15	0.95	0.62	1.57	(0.98)	—	(0.98)	17.74
2016(f)	16.80	0.23	0.36	0.59	(0.24)	—	(0.24)	17.15
Class I (12/06)
2021(e)	16.74	0.42	0.91	1.33	(0.44)	—	(0.44)	17.63
2020	17.22	0.87	(0.45)	0.42	(0.90)	—	(0.90)	16.74
2019	16.77	0.95	0.44	1.39	(0.94)	—	(0.94)	17.22
2018	17.73	0.94	(0.95)	(0.01)	(0.95)	—	(0.95)	16.77
2017	17.14	0.95	0.62	1.57	(0.98)	—	(0.98)	17.73
2016	16.86	0.96	0.37	1.33	(0.98)	(0.07)	(1.05)	17.14

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

7.81%	$ 524,428	0.99%*	4.58%*	7%
2.33	458,391	1.03	4.97	37
8.45	416,289	1.03	5.44	34
(0.39)	383,353	1.03	5.20	30
9.11	458,980	1.04	5.19	9
7.96	492,911	1.07	5.46	15

7.41	227,054	1.74*	3.81*	7
1.63	235,790	1.78	4.21	37
7.54	260,290	1.79	4.69	34
(1.07)	276,059	1.78	4.47	30
8.31	291,647	1.79	4.46	9
7.08	262,685	1.82	4.72	15

7.69	4,414	1.23*	4.36*	7
2.09	2,989	1.28	4.82	37
8.10	1,322	1.29	5.20	34
(0.59)	1,662	1.27	4.81	30
8.82	2,412	1.28	4.92	9
7.67	2,048	1.32	5.18	15

8.02	728,278	0.68*	4.98*	7
2.66	453,348	0.69	5.32	37
8.77	382,299	0.70	5.73	34
(0.01)	673,119	0.71	5.63	30
9.42	4,021	0.72	5.51	9
3.54	6,498	0.75*	5.25*	15

7.99	3,218,611	0.74*	4.83*	7
2.57	2,792,500	0.78	5.20	37
8.66	2,800,599	0.78	5.69	34
(0.09)	2,650,158	0.78	5.47	30
9.43	3,035,551	0.78	5.47	9
8.16	1,783,432	0.82	5.72	15
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	Unaudited. For the six months ended March 31, 2021.
(f)	For the period June 30, 2016 (commencement of operations) through September 30, 2016.
*	Annualized.
See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)
1.  General Information
Trust and Fund Information
The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is comprised of the Nuveen Preferred Securities and Income Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.
The end of the reporting period for the Fund is March 31, 2021, and the period covered by the these Notes to Financial Statements is the six months ended March 31, 2021 (the "current fiscal period").
Investment Adviser and Sub-Adviser
The Fund's investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund's portfolio, manages the Fund's business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares eight years (ten years prior to March 1, 2021) after purchase. Class R3 Shares, Class R6 and Class I Shares are sold without an upfront sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund's normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund's Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Foreign Currency Transactions and Translation
The books and records of the Fund are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
As of the end of the reporting period, the Fund's investments in non-U.S. securities were as follows:
	Value	% of Net Assets
Country:
United Kingdom	$ 597,113,406	12.7%
Switzerland	352,727,159	7.5
France	268,435,183	5.7
Australia	108,655,807	2.3
Netherlands	94,452,045	2.0
Italy	88,468,300	1.9
Spain	83,121,435	1.8
Canada	80,680,559	1.7
Bermuda	64,921,971	1.4
Other	210,526,296	4.5
Total non-U.S. securities	$1,949,102,161	41.5%
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis and includes accretion of discount and amortization of premiums for financial reporting purposes. Interest income also reflects payment-in-kind ("PIK") interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Multiclass Operations and Allocations
Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Notes to Financial Statements (Unaudited) (continued)
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund's investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update ("ASU") 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Fund's financial statements.
3.  Investment Valuation and Fair Value Measurements
The Fund's investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.

For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Fund's investments as of the end of the reporting period, based on the inputs used to value them:
	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$ —	$2,063,297,347	$ —	$2,063,297,347
Contingent Capital Securities	—	1,575,890,337	—	1,575,890,337
$25 Par (or similar) Retail Preferred	706,934,958	193,530,524**	—	900,465,482
Investments Purchased with Collateral from Securities Lending	47,000,459	—	—	47,000,459
Short-Term Investments:
Repurchase Agreements	—	106,810,160	—	106,810,160
Investments in Derivatives:
Futures Contracts***	4,601,044	—	—	4,601,044
Total	$758,536,461	$3,939,528,368	$ —	$4,698,064,829

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
Fixed Income Clearing Corporation	$106,810,160	$(108,946,446)

Notes to Financial Statements (Unaudited) (continued)
Securities Lending
The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Funds’ custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).
When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.
Securities lending income recognized by the Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statement of Operations.
As of the end of the reporting period, the total value of the loaned securities and the total value of collateral received were as follows:
Asset Class out on Loan	Long-Term Investments, at Value	Total Collateral Received
$1,000 Par (or similar) Institutional Preferred	$22,816,144	$23,472,213
Contingent Capital Securities	$20,491,291	$20,941,750
$25 Par (or similar) Retail Preferred	$ 2,536,155	$ 2,586,496
	$45,843,590	$47,000,459
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities, but excluding derivative transactions and securities purchased with collateral from securities lending) during the current fiscal period aggregated $760,004,176 and $316,192,982, respectively.
The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, the Fund invested in interest rate futures to reduce the duration of its preferred stock portfolio.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$166,969,201

*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the the end of each fiscal quarter within the current fiscal period.
The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
	Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Interest rate	Futures contracts	Receivable for variation margin on futures contracts**	$4,601,044	—	$ —
** Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the daily assets and/or liability derivatives location as described in the table above.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$3,257,402	$5,254,578
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Notes to Financial Statements (Unaudited) (continued)
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 3/31/21		Year Ended 9/30/20
	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,498,372	$ 113,216,902	11,753,037	$ 195,406,185
Class A – automatic conversion of Class C Shares	993	17,448	—	—
Class C	1,243,219	21,730,729	3,018,249	51,114,830
Class R3	78,440	1,368,678	192,889	2,723,003
Class R6	22,117,286	388,320,903	14,148,938	226,588,031
Class I	40,194,683	701,136,079	96,458,330	1,593,997,999
Shares issued to shareholders due to reinvestment of distributions:
Class A	614,021	10,691,389	1,221,797	20,313,209
Class C	261,459	4,552,649	598,821	9,968,473
Class R3	4,872	85,490	5,584	92,139
Class R6	764,869	13,366,699	1,328,993	22,125,087
Class I	3,697,651	64,446,912	7,633,690	127,195,547
	75,475,865	1,318,933,878	136,360,328	2,249,524,503
Shares redeemed:
Class A	(4,739,330)	(82,734,769)	(9,769,365)	(160,262,711)
Class C	(2,705,021)	(47,211,934)	(4,650,693)	(76,526,327)
Class C – automatic conversion to Class A Shares	(993)	(17,448)	—	—
Class R3	(11,880)	(209,585)	(97,306)	(1,565,508)
Class R6	(8,668,034)	(151,533,590)	(10,616,657)	(172,880,021)
Class I	(28,107,635)	(491,151,980)	(99,967,576)	(1,625,531,165)
	(44,232,893)	(772,859,306)	(125,101,597)	(2,036,765,732)
Net increase (decrease)	31,242,972	$ 546,074,572	11,258,731	$ 212,758,771
6.  Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.
The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of March 31, 2021.
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$4,410,785,778
Gross unrealized:
Appreciation	$ 302,906,836
Depreciation	(15,627,785)
Net unrealized appreciation (depreciation) of investments	$ 287,279,051
Permanent differences, primarily due to treatment of notional principal contracts, bond premium amortization adjustments and complex securities character adjustments, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2020, the Fund’s last tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2020, the Fund's last tax year end, were as follows:

Undistributed net ordinary income[1,2]	$1,937,311
Undistributed net long-term capital gains	—

[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2020 through September 30, 2020 and paid on October 1, 2020.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Fund's last tax year ended September 30, 2020 was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[2]	$207,046,837
Distributions from net long-term capital gains	—

[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of September 30, 2020, the Fund's last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Not subject to expiration:
Short-term	$ 83,889,251
Long-term	93,491,515
Total	$177,380,766
7.  Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, is calculated according to the following schedule:
Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For the next $3 billion	0.4750
For the next $5 billion	0.4500
For net assets over $10 billion	0.4375
The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Notes to Financial Statements (Unaudited) (continued)
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2021, the complex-level fee rate for the Fund was 0.1555%.
The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.25% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified only with the approval of shareholders of the Fund.
Distribution and Service Fees
The Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incur a 0.25% annual 12b-1 distribution fee and 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Fund and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$738,894
Paid to financial intermediaries	676,559
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$413,099
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$178,309

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained	$38,145
8.  Borrowings Arrangements
Committed Line of Credit
The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund did not utilize this facility.
9.  Subsequent Event
Class R3 Shares
Class R3 Shares will be converted to Class A Shares after the close of business on June 4, 2021.

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how the fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.
Custom Benchmark Index (Old Custom Benchmark): An index that is comprised of 65% ICE BofA Fixed Rate Preferred Securities Index + 35% Bloomberg Barclays Capital Securities Index until 12/30/2013, and thereafter 60% ICE BofA US All Capital Securities Index + 40% ICE BofA Contingent Capital Securities (USD Hedged) Index (COCO). Index returns do not include the effects of any sales charges or management fees.
Custom Benchmark Index (New Custom Benchmark effective January 29, 2021): An index that is comprised of 65% ICE BofA Fixed Rate Preferred Securities Index + 35% Bloomberg Barclays Capital Securities Index until 12/30/2013, and thereafter 60% ICE BofA US All Capital Securities Index + 40% ICE BofA USD Contingent Capital Index (CDLR). Index returns do not include the effects of any sales charges or management fees.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Hybrid Security: A hybrid security combines two or more different financial instruments. A hybrid security generally combines both debt and equity characteristics.

Glossary of Terms Used in this Report (Unaudited) (continued)
ICE BofA Contingent Capital USD Hedged Index: An index that tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Index returns do not include the effects of any sales charges or management fees.
ICE BofA US All Capital Securities Index: An index that is comprised of a subset of the ICE BofA US Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The ICE BofA US Corporate Index is an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity. Index returns do not include the effects of any sales charges or management fees.
ICE USD Contingent Capital Index: An index that tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Index returns do not include the effects of any sales charges or management fees.
Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Option-adjusted spread (OAS): The option-adjusted spread (OAS) for a fixed-income security is the amount of yield that would need to be added to each of the discount rates used to value each of the security’s cash flows (typically based on the yields of U.S. Treasury securities) so that the sum of the discounted value of all of the security’s cash flows matches its market price, using a dynamic pricing model that takes into account any embedded options, such as call features, applicable to the security.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MSA-INV5-0321P1623148-B-05/22

ITEM 2.	CODE OF ETHICS.

Not applicable to this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust V

By (Signature and Title)	/s/ Mark J. Czarniecki
Mark J. Czarniecki
Vice President and Secretary

Date: June 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher E. Stickrod
Christopher E. Stickrod
Chief Administrative Officer
(principal executive officer)

Date: June 4, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham Vice President and Controller (principal financial officer)

Date: June 4, 2021